                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                          Dell Computer Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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
                                     1995




                                   Notice of
                                 Annual Meeting
                                   and Proxy
                                   Statement





                                                    ____________________________



                                                    DELL


                                                    Dell Computer Corporation


                                                    2112 Kramer Lane, Building 1



                                                    Austin, Texas 78758-4012

DELL


                                                       DELL COMPUTER CORPORATION

                                                    2112 KRAMER LANE, BUILDING 1



                                                       AUSTIN, TEXAS  78758-4012


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Dell Computer Corporation, to be held on FRIDAY, JULY 21, 1995, at 9:00 A.M. at the STOUFFER RENAISSANCE AUSTIN HOTEL, 9721 ARBORETUM BOULEVARD, AUSTIN, TEXAS.

The meeting will be held for these purposes:

1. To elect three Class I directors, one Class II director and one Class III director.


2. To amend Dell Computer Corporation's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $0.01 per share, from 100,000,000 to 300,000,000.


3.       To approve the Dell Computer Corporation Executive Incentive Bonus
         Plan.


4. To approve an amendment to the Dell Computer Corporation Incentive Plan to (a) increase the number of shares of Common Stock that may be issued or transferred pursuant to awards thereunder by 4,000,000 shares (from 4,500,923 to 8,500,923) and (b) increase the minimum exercise price for "nonstatutory" stock options and stock appreciation rights issued thereunder to 75% (from 50%) of the fair market value of the Common Stock on the date of grant, and to approve such plan as amended.



5. To ratify the selection of Price Waterhouse LLP as Dell Computer Corporation's independent accountants for fiscal 1996.



6. To transact any other business that may properly come before the meeting.



Stockholders of record at the close of business on June 1, 1995, are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof. A complete list of these stockholders will be available for examination, for any purpose germane to the meeting, (a) at the offices of Dell Computer Corporation located at the address set forth above, during ordinary business hours for ten days before the meeting and (b) at the place of the meeting during the whole time thereof.


PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE SHARES TO WHICH IT RELATES ARE VOTED AT THE MEETING.

                                              By Order of the Board of Directors


                                              Thomas B. Green
                                              General Counsel and Secretary
Austin, Texas
June 9, 1995

DELL



                           DELL COMPUTER CORPORATION

                          2112 KRAMER LANE, BUILDING 1


                           AUSTIN, TEXAS  78758-4012


                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS


The Board of Directors of Dell Computer Corporation ("Dell") requests your Proxy for the Annual Meeting of Stockholders to be held on July 21, 1995, at 9:00 a.m. at the Stouffer Renaissance Austin Hotel, 9721 Arboretum Boulevard, Austin, Texas. By executing and returning the enclosed Proxy, you authorize the persons named on the Proxy to represent you and vote your shares at the Annual Meeting. This Proxy Statement and associated Proxy are first being sent or given to stockholders on or about June 9, 1995.



If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares can be voted only if you have returned a properly executed Proxy. You may revoke the Proxy in writing at any time before it is exercised at the Annual Meeting by delivering to the Secretary of Dell written notice of the revocation or by executing and delivering to the Secretary of Dell a later-dated Proxy. Attendance at the Annual Meeting will not be effective to revoke the Proxy unless written notice of revocation also has been given to the Secretary of Dell before the Proxy is exercised or you vote your shares in person at the Annual Meeting.


                               VOTING AND QUORUM


The only outstanding voting security of Dell is its Common Stock, par value $0.01 per share. On June 1, 1995, the record date for the Annual Meeting, there were 45,243,441 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.


Each outstanding share of Common Stock is entitled to one vote. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote on the record date is necessary to constitute a quorum for the conduct of business at the Annual Meeting. If a quorum is not present, the stockholders entitled to vote who are present, in person or by proxy, at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.


In accordance with Dell's Bylaws, the directors will be elected by a plurality of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. In accordance with Dell's Bylaws, the approval of the Dell Computer Corporation Executive Incentive Bonus Plan (the "Executive Incentive Bonus Plan"), the approval of the amendment to the Dell Computer Corporation Incentive Plan (the "Incentive Plan") and the ratification of the selection of Dell's independent accountants require the affirmative vote of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting. In accordance with Delaware law, the approval of the proposed amendment to Dell's Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes will count in determining whether a quorum is present at the Annual

Meeting. An automated system administered by Dell's transfer agent will tabulate the votes cast at the Annual Meeting. For purposes of the election of directors, neither abstentions nor broker non-votes will have any effect on the outcome of the vote. For purposes of the approval of the Executive Incentive Bonus Plan, the approval of the amendment to the Incentive Plan and the ratification of the selection of Dell's independent accountants, abstentions will have the same effect as votes against these proposals and broker non-votes will not have any effect on the outcome of the vote. For purposes of the approval of the proposed amendment to Dell's Certificate of Incorporation, both abstentions and broker non-votes will have the same effect as votes against this proposal.



Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions on the Proxy. Any properly executed Proxy on which there are no instructions indicated about a specified proposal will be voted as follows: FOR the election of the five persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors; FOR the approval of the proposed amendment to Dell's Certificate of Incorporation; FOR the approval of the Executive Incentive Bonus Plan; FOR the approval of the amendment to the Incentive Plan; FOR the ratification of the selection of Price Waterhouse LLP as Dell's independent accountants; and in accordance with the discretion of the holders of the Proxy on any other business that properly comes before the stockholders at the Annual Meeting. The Board of Directors knows of no matters, other than those previously mentioned, to be presented for consideration at the Annual Meeting. The persons named in the Proxy may also, at their discretion, vote the Proxy to adjourn the Annual Meeting from time to time.


                                    ITEM ONE

                             ELECTION OF  DIRECTORS

The Board of Directors has designated the following nominees for election as Class I, II or III directors of Dell:

         Class I Directors                 Class II Director                 Class III Director
         -----------------                 -----------------                 ------------------
         Donald J. Carty                   Klaus  S. Luft                    Michael A. Miles
         Paul O. Hirschbiel, Jr.
         Thomas W. Luce III

If elected at the Annual Meeting, each nominee for election as a Class I director will serve until the expiration of his term at the 1998 Annual Meeting and until his successor is elected and qualified; the nominee for election as a Class II director will serve until the expiration of his term at the 1996 Annual Meeting and until his successor is elected and qualified; the nominee for election as a Class III director will serve until the expiration of his term at the 1997 Annual Meeting and until his successor is elected and qualified. Each nominee is currently a director of Dell. For information regarding each nominee, see "Directors and Executive Officers."

The Board of Directors has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. If, however, a nominee becomes unable or unwilling to serve, your Proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors or, if the current Board of Directors so determines, the number of Dell's directors will be reduced.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

                                    ITEM TWO

                             PROPOSED AMENDMENT TO
                          CERTIFICATE OF INCORPORATION
                  TO INCREASE THE NUMBER OF AUTHORIZED SHARES

The Board of Directors has determined that it is in the best interests of Dell's stockholders to amend Article Fourth of Dell's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 300,000,000. Accordingly, the Board of Directors has unanimously approved the proposed amendment and has directed that it be submitted to the stockholders for approval at the Annual Meeting.


As of June 1, 1995, the record date for the Annual Meeting, Dell had 100,000,000 authorized shares of Common Stock, $0.01 par value, of which 45,243,441 shares were outstanding and 9,267,511 shares were reserved for issuance pursuant to Dell's existing stock-based compensation and benefit plans or upon conversion of outstanding shares of Dell's preferred stock. The Board of Directors believes that it is in the best interests of Dell's stockholders to increase the number of authorized shares of Common Stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise. The additional authorized shares could be used for any proper purpose approved by the Board of Directors. The Board of Directors believes that the availability of additional shares of authorized Common Stock will provide Dell the flexibility it may need in the future to raise capital, negotiate acquisitions, restructure debt, issue stock dividends, consummate stock splits or for other corporate purposes.


The additional shares of Common Stock to be authorized pursuant to the proposed amendment would allow shares to be issued without the expense and delay of a special stockholders' meeting. The Board of Directors does not presently intend to seek further stockholder approval to issue any such shares, except as may be required by applicable law or the rules of any stock exchange or automated quotation system on which Dell's securities may be listed or traded. The issuance by Dell of additional shares of Common Stock may, depending upon the context in which they are issued, dilute the stock ownership of the existing stockholders of Dell. Dell's stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future. In addition, the issuance of additional shares could have the effect of making it more difficult for a third party to acquire a majority of the outstanding voting stock of Dell, thereby delaying, deferring or preventing a change in control of Dell. Dell has no arrangements, agreements or understandings at the present time for the issuance or use of the additional shares of Common Stock to be authorized.

In accordance with Delaware law, if approved by the stockholders, the proposed amendment will become effective upon the filing of a certificate of amendment relating thereto with the Secretary of State of Delaware, which will occur as promptly as practicable after the date of the Annual Meeting. The full text of the proposed amendment to Article Fourth of Dell's Certificate of Incorporation is set forth in Appendix A.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO DELL'S CERTIFICATE OF INCORPORATION.

                                   ITEM THREE

                   APPROVAL OF EXECUTIVE INCENTIVE BONUS PLAN


The Board of Directors unanimously approved the adoption of the Executive Incentive Bonus Plan on March 1, 1995. In general, Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), restricts a publicly traded company from claiming and receiving a tax deduction on compensation paid to an executive officer named in the company's summary compensation table in excess of $1 million for any year, unless such compensation is performance-based and paid pursuant to a plan approved by the stockholders. In order to ensure that payments made pursuant to the Executive Incentive Bonus Plan are tax deductible for purposes of Section 162(m) of the Internal Revenue Code, the Board of Directors has directed that the Executive Incentive Bonus Plan be submitted for approval by the stockholders.



The Executive Incentive Bonus Plan is an incentive compensation plan for Dell's executive officers that provides for the payment of cash bonuses if certain specified corporate and key strategic objectives are met. A description of the Executive Incentive Bonus Plan, including information regarding the persons eligible for participation in the plan and the tax effects of the plan, is set forth under "Executive Incentive Bonus Plan."


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE EXECUTIVE INCENTIVE BONUS PLAN.


                                   ITEM FOUR


                      PROPOSED AMENDMENT TO INCENTIVE PLAN



The Board of Directors has approved an amendment to the Incentive Plan subject to approval by the stockholders at the Annual Meeting. The Incentive Plan, which was approved by the stockholders at the 1994 Annual Meeting, is an incentive compensation plan for key employees, directors and certain consultants and advisors of Dell that provides for the award of certain stock-based compensation. A description of the Incentive Plan, including information regarding persons eligible for participation in the plan and the tax effects of the plan, is set forth under "Incentive Plan."



The proposed amendment consists of two parts, which together comprise a single amendment that is subject to stockholder approval. The first part pertains to an increase in the number of shares authorized for issuance under the Incentive Plan, and the second part pertains to an increase in the minimum exercise price for "nonstatutory" stock options and stock appreciation rights issued under the Incentive Plan.



Increase in Number of Authorized Shares. Currently, the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Incentive Plan is 4,500,923 (subject to adjustment in certain circumstances). Of that number, 1,979,058 shares remain available for grant as of June 1, 1995. The proposed amendment would increase the number of shares that may be issued or transferred pursuant to awards under the Incentive Plan by 4,000,000 (to 8,500,923). Specifically, the proposed amendment would amend Section 2.1 of the Incentive Plan by replacing the number "4,500,923" with the number "8,500,923."

The Incentive Plan, when implemented last year, replaced future awards under two discretionary stock option plans that Dell then had in place. The Incentive Plan did not provide for additional shares of Common Stock to be reserved for issuance; rather, the number of shares of Common Stock authorized for issuance under the Incentive Plan corresponds to the number of shares that were available for grant under those prior stock option plans. The Board of Directors has determined that, in order to give Dell the ongoing flexibility to attract and retain the executive and key employee talent necessary for Dell's continued success, the number of shares of Common Stock that may be issued pursuant to awards under the Incentive Plan should be increased.



While the Board of Directors is cognizant of the potential dilutive effect of compensatory stock awards, it also recognizes the significant motivational and performance benefits that are achieved from making such awards. In determining the number of additional shares that should be authorized for issuance under the Incentive Plan, the Board of Directors examined the potential dilutive effect of management incentive compensation plans at a group of comparable companies, which ranged from 10% to 41%, with a median of 24%. The Board of Directors selected 4,000,000 additional shares, considering (a) such number would be sufficient to provide shares for potential awards for at least the next several years and (b) the potential dilutive effect as of June 1, 1995 of the Incentive Plan and the prior stock option plans, taking into account such additional shares, is approximately 26%, which is within the range existing at comparable companies. In addition, the Board of Directors considers it significant that, in the past, approximately 50% of incentive compensation awards have gone to non-executive employees.



Increase in Minimum Exercise Price of Nonstatutory Options and SARs. Under the current provisions of the Incentive Plan, the exercise price per share of Common Stock subject to a "Nonstatutory Option" and the exercise price of a "Stock Appreciation Right" ("SAR") may not be less than 50% of the "Fair Market Value" per share of the Common Stock on the date of grant. The "Fair Market Value" of a share of Common Stock on any given day is generally defined as the average of the high and low reported sales prices, as reported by the Nasdaq National Market, on that day. The proposed amendment would increase the minimum exercise price of both Nonstatutory Options and SARs to 75% of the Fair Market Value of a share of Common Stock. Specifically, the proposed amendment would amend Sections 1.43 and 6.4 of the Incentive Plan by replacing the words "fifty percent" in each of these provisions with the words "seventy-five percent."



While the Board of Directors expects that most of the stock options and SARs awarded under the Incentive Plan would be granted at Fair Market Value (i.e., would have an exercise price equal to the Fair Market Value of the Common Stock at the time of grant), it recognizes that on occasion a grant of "discounted" options or SARs may be appropriate. On the basis of an analysis of management incentive plans at comparable companies, the Board of Directors believes, however, that the size of the discount (i.e., the differential between the Fair Market Value of the Common Stock and the exercise price at the time of grant) should be limited to 25% rather than 50%.



THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE INCENTIVE PLAN AND THE APPROVAL OF THE INCENTIVE PLAN AS AMENDED.

                                   ITEM FIVE


                      SELECTION OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected Price Waterhouse LLP as Dell's independent accountants for fiscal 1996, subject to ratification by Dell's stockholders. Price Waterhouse LLP has been Dell's independent accountants for each fiscal year beginning with fiscal 1987. Dell expects that representatives of Price Waterhouse LLP will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP.

                        DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors of Dell consists of one person who is an employee of Dell and eight persons who are outside directors. The executive officers and directors of Dell, and their ages as of May 18, 1995, are:




         NAME                            AGE      POSITION
         ----                            ---      --------
         Michael S. Dell                  30      Chairman of the Board, Chief Executive Officer and Director
         Hiroshi Fukino                   53      Vice President, General Manager - Japan
         Thomas B. Green                  40      General Counsel and Secretary
         Eric F. Harslem                  49      Senior Vice President, Product Group
         Dalton W. Kaye                   32      Vice President, Treasurer
         Phillip E. Kelly                 37      Vice President, General Manager - Asia/Pacific
         Thomas J. Meredith               44      Chief Financial Officer
         Martyn R. Ratcliffe              33      Vice President, General Manager - Europe
         Julie A. Sackett                 51      Vice President, Human Resources
         Richard N. Snyder                50      Senior Vice President, General Manager of Dell Americas
         Thomas L. Thomas                 46      Chief Information Officer
         Catherine P. Thompson            42      Vice President, Corporate Controller
         Morton L. Topfer                 58      Vice Chairman
         Donald J. Carty                  48      Director
         Paul O. Hirschbiel, Jr.          42      Director
         Michael H. Jordan                58      Director
         George Kozmetsky                 77      Director
         Thomas W. Luce III               54      Director
         Klaus S. Luft                    53      Director
         Claudine B. Malone               59      Director
         Michael A. Miles                 55      Director





Dell has classified its board of directors into three classes. Directors in each class are elected to serve for three- year terms and until their successors are elected and qualified. Each year, the directors of one class stand for election as their terms of office expire. Messrs. Carty, Hirschbiel, and Luce are designated as Class I directors, and their terms of office expire at the 1995 Annual Meeting. Messrs. Dell, Jordan and Luft are designated as Class II directors, and their terms of office expire at the 1996 Annual Meeting (assuming Mr. Luft is elected at the 1995 Annual Meeting). Mr. Kozmetsky, Ms. Malone and Mr. Miles are designated as Class III directors, and their terms of office expire at the 1997 Annual Meeting (assuming Mr. Miles is elected at the 1995 Annual Meeting).

Executive officers serve at the discretion of the Board of Directors.

Set forth below are descriptions of the principal occupations of Dell's executive officers and directors.

Michael S. Dell is Dell's founder and has been Chairman of the Board, Chief Executive Officer and a director of Dell since May 1984.

Hiroshi Fukino was named Vice President, General Manager - Japan, in May 1995. He joined Dell in September 1994 as Chairman and Representative Director of Dell Computer K.K., the Japanese subsidiary of Dell. Prior to joining Dell, Mr. Fukino served as Chairman and Chief Executive Officer of Seiko Instruments USA Inc., where he was employed for 19 years.

Thomas B. Green joined Dell in August 1994 as General Counsel and Secretary. Before joining Dell, Mr. Green served as Executive Vice President, General Counsel and Secretary for Chicago Title & Trust Company, a wholly-owned subsidiary of Alleghany Corporation, where he was employed from October 1992 to July 1994. Prior to that, he was Executive Vice President and General Counsel for Trammell Crow Company from October 1990 to October 1992. From February 1989 to October 1990, Mr. Green was employed by Jones, Day, Reavis & Pogue, last serving as a partner in that firm.

Eric F. Harslem joined Dell in June 1993 as Senior Vice President, Product Group. Before joining Dell, he was Vice President of the Macintosh Desktop Division of Apple Computer Corporation, where he was employed since 1983.

Dalton W. Kaye joined Dell in November 1989 as Manager of Treasury Operations. Since such time, he has served as Director of Treasury and is currently serving as Vice President, Treasurer. In May 1995, Mr. Kaye was named an executive officer of Dell. Prior to joining Dell, he held treasury management positions with Commodore Computer and Electronic Data Systems.

Phillip E. Kelly joined Dell in November 1994 as Vice President, General Manager - Asia/Pacific. Prior to his employment with Dell, Mr. Kelly held a series of positions during a 14 year career with Motorola, Inc., last serving as Vice President and General Manager for the North Asia Division of Motorola's Land Mobile Products Sector, based in Hong Kong.

Thomas J. Meredith joined Dell in November 1992 as Chief Financial Officer. He also served as Treasurer of Dell from November 1992 until March 1994. From April 1990 to November 1992, he was Vice President and Treasurer of Sun Microsystems, Inc. Before joining Sun, Mr. Meredith held financial positions with Amdahl Corporation, most recently as President of Amdahl Capital Corporation.

Martyn R. Ratcliffe joined Dell in January 1994 as Vice President, Europe, and was named Vice President, General Manager - Europe, in March 1995. Prior to joining Dell, Mr. Ratcliffe served as the President and Chief Operating Officer of Zeos International Ltd. from November 1992 to December 1993. He was the Chief Operating Officer of VTech Computers from February 1992 to October 1992. Prior to his employment with VTech, Mr. Ratcliffe held several positions from June 1988 to December 1991 with Technophone Ltd. and Nokia Mobile Phones, which acquired Technophone Ltd.


Julie A. Sackett joined Dell in November 1994 as Vice President, Human Resources. Before joining Dell, Ms. Sackett was employed from October 1992 to November 1994 by Sequent Computer Systems, Inc., where she served as Vice President of Human Resources. Prior to her employment with Sequent, she held a series of human resource management positions during an 18 year career with Motorola, Inc., including Vice President of Compensation and Benefits and Vice President of Personnel Services for Motorola's Semiconductor Sector and Vice President and Director of Human Resources and Security for that company's Government Electronics Group.


Richard N. Snyder joined Dell in February 1995 as Senior Vice President, General Manager of Dell Americas. Before joining Dell, Mr. Snyder was General Manager of the DeskJet Printer Group at Hewlett-Packard Co., where he was employed for 22 years.

Thomas L. Thomas joined Dell in March 1993 as Chief Information Officer. From March 1987 through March 1993, Mr. Thomas was Vice President, Information Systems of Kraft Commercial Products, a division of Philip Morris Companies Inc.



Catherine P. Thompson joined Dell in August 1993 as Vice President, Internal Audit. She was named Vice President, Corporate Controller, and an executive officer of Dell in May 1995. Prior to joining Dell, Ms. Thompson was employed by the accounting firm of Arthur Andersen & Co. for 12 years, last serving as a partner.



Morton L. Topfer joined Dell in June 1994 as Vice Chairman. In this position Mr. Topfer shares the office of the Chief Executive Officer with Mr. Dell. Prior to being elected to his position at Dell, Mr. Topfer was employed by Motorola, Inc. for 23 years, last serving as Corporate Executive Vice President of Motorola, Inc. and President of Motorola's Land Mobile Products Sector. He is a member of the board of directors of Norand Corp.


Donald J. Carty was elected to the Board of Directors of Dell in December 1992. Mr. Carty was named President of American Airlines, Inc., a subsidiary of AMR Corporation, and President of AMR's Airline Group in March 1995. He continues to serve as Executive Vice President of AMR Corporation. From October 1989 to March 1995, Mr. Carty also held the positions of Chief Financial Officer of AMR Corporation and Executive Vice President, Finance & Planning for American Airlines, Inc. He has held senior vice presidential positions with American Airlines, Inc. since 1988.

Paul O. Hirschbiel, Jr. has been a director of Dell since October 1987. Mr. Hirschbiel became a director of Dell pursuant to the terms of the Stock Purchase Agreement, dated October 26, 1987, that was entered into between Dell and the purchasers of an issue of Dell preferred stock. Mr. Hirschbiel has been a vice president or director of Prudential Equity Investors, Inc. (formerly Prudential Venture Capital Management, Inc.) since September 1983.

Michael H. Jordan was elected to the Board of Directors of Dell in December 1992. Since July 1993 he has been Chairman and Chief Executive Officer of Westinghouse Electric Corporation. From September 1992 through June 1993, he was a principal with the investment firm of Clayton, Dubilier and Rice. From December 1990 through July 1992, he was Chairman of PepsiCo International.
From December 1986 to December 1990, he was Chairman of PepsiCo World-Wide Foods. He is a member of the boards of directors of Aetna Life & Casualty Co., Melville Corp. and Rhone-Poulenc Rorer Inc.

George Kozmetsky has been a director of Dell since March 1987. Mr. Kozmetsky has been Executive Associate for Economic Affairs of The University of Texas System since 1966 and Director of the IC2 Institute of The University of Texas at Austin since 1977.

Thomas W. Luce III was elected to the Board of Directors of Dell in November 1991. Mr. Luce is a partner of the law firm Hughes & Luce, L.L.P., in Dallas, Texas, and has been affiliated with the firm since 1973. From October 1991 through April 1992, Mr. Luce was Chairman of the Board and Chief Executive Officer of First Southwest Company, a Dallas- based investment firm that is a member of the National Association of Securities Dealers, Inc. He is a member of the board of directors of Enserch Corporation.

Klaus S. Luft was elected to the Board of Directors of Dell in March 1995. He is the owner and the President of MATCH -- Market Access for Technology Services GmbH, a private company headquartered in Munich, Germany. MATCH provides sales and marketing services to high technology companies. Mr. Luft also serves as International Advisor to Goldman Sachs Europe Limited. Prior to establishing his own company, he was Chief Executive Officer until November 1989 for Nixdorf Computer AG, a manufacturer of computer systems in

Paderborn, Germany. During his 23 years with Nixdorf, Mr. Luft held executive board positions in marketing, manufacturing and finance for more than 17 years before becoming Chief Executive Officer.


Claudine B. Malone was elected to the Board of Directors of Dell in February 1993. Ms. Malone is President of Financial & Management Consulting, Inc., a firm she founded in 1982. She also taught at the business schools of the University of Virginia, Harvard and Georgetown University. Ms. Malone is a trustee of the Massachusetts Institute of Technology and the Deputy Chairman of the Federal Reserve Bank of Richmond. She is a member of the boards of directors of Hannaford Brothers Co., Hasbro, Inc., Houghton Mifflin Corp., Lafarge Corp., The Limited, Inc., Mallinckrodt Group Inc., Penn Mutual Life Insurance Co., SAIC and Union Pacific Corporation.


Michael A. Miles was elected to the Board of Directors of Dell in February 1995. Mr. Miles is a special limited partner in the investment firm of Forstmann Little and Co. From September 1991 to July 1994, he was Chairman of the Board and Chief Executive Officer of Philip Morris Companies Inc. Prior to assuming that position, Mr. Miles was Vice Chairman and a member of the board of directors of Philip Morris Companies Inc. and Chairman and Chief Executive Officer of Kraft General Foods, Inc., positions he held since December 1989.
He is also a member of Chase Manhattan's International Advisory Committee and a trustee of Northwestern University. Mr. Miles is a member of the boards of directors of Dean Witter, Discover & Co., Sears, Roebuck and Co. and Time Warner Inc.


                      MEETINGS AND COMMITTEES OF DIRECTORS

The Board of Directors of Dell held seven meetings during fiscal 1995. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which that director served.


Dell's Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Finance Committee and the Nominating Committee.



The Audit Committee is responsible for approving the scope of the annual audit and for making recommendations to the Board of Directors concerning the selection of Dell's independent accountants. The Audit Committee also reports to the Board of Directors concerning Dell's internal accounting controls, factors that may affect the integrity of Dell's financial reports, compliance by Dell management and employees with Dell policies and other matters. During fiscal 1995, the members of the Audit Committee were Mr. Carty (Chairman), Mr. Kozmetsky and Mr. Luce. This committee met five times during fiscal 1995.


The Compensation Committee is responsible for determining the compensation for Dell's senior management and establishing compensation policies for Dell employees generally. The Compensation Committee also administers Dell's stock-based compensation plans and employee stock purchase plan. During fiscal 1995, the members of this committee were Ms. Malone (Chairperson) and Mr. Jordan. The Compensation Committee held seven meetings during fiscal 1995.

The Finance Committee is responsible for considering and recommending to the full Board of Directors proposed strategies, policies and actions related to finance and economics. During fiscal 1995, the members of the Finance Committee were Mr. Hirschbiel (Chairman), Mr. Carty and Ms. Malone. This committee met three times during fiscal 1995.

The Nominating Committee is responsible for recruiting and recommending for membership on the Board of Directors candidates to fill vacancies that may occur and for recommending to the Chairman of the Board the structure and membership of the committees of the Board of Directors. During fiscal 1995, the members of the Nominating Committee were Mr. Kozmetsky (Chairman) and Mr. Dell. This committee met once during fiscal 1995. In recommending candidates to the Board of Directors, the Nominating Committee seeks persons of proven judgment and experience. Stockholders who wish to suggest qualified candidates may write to the Secretary, Dell Computer Corporation, 2214 W. Braker Lane, Suite D, Austin, Texas 78758-4053, stating in detail the qualifications of the persons they recommend.


                            MANAGEMENT COMPENSATION

COMPENSATION OF DIRECTORS

Directors of Dell who are not employees are compensated for their services. In fiscal 1995, each outside director received an annual retainer of $25,000, plus $1,000 for each meeting of the Board of Directors attended in person. The outside directors are also entitled to initial and annual grants of options to buy 15,000 and 6,000 shares of Common Stock, respectively. Dell provides its outside directors with the ability to defer receipt of all or a portion of the annual cash retainer, as well as the ability to elect to receive annual grants of stock options in lieu of all or a portion of the annual cash retainer. Dell also reimburses directors for their reasonable expenses associated with attending Board of Directors meetings and provides its directors with liability insurance.

The following table sets forth the cash payments and stock option grants that were made to Dell's outside directors during fiscal 1995.


                                                      CASH
                NAME                                PAYMENTS              OPTIONS GRANTED (A)
         ----------------                        -------------           ---------------------
         Mr. Carty . . . . . . . . . . . . .        $29,000                  6,000 Shares
         Mr. Hirschbiel. . . . . . . . . . .        $29,000                  6,000 Shares
         Mr. Jordan. . . . . . . . . . . . .        $29,000                  6,000 Shares
         Mr. Kozmetsky . . . . . . . . . . .        $29,000                  6,000 Shares
         Mr. Luce. . . . . . . . . . . . . .        $29,000                  6,000 Shares
         Mr. Luft. . . . . . . . . . . . . .           n/a                       n/a(b)
         Ms. Malone. . . . . . . . . . . . .        $29,000                  6,000 Shares
         Mr. Miles . . . . . . . . . . . . .           n/a                       n/a(b)

_______________

(a) These options were granted on August 19, 1994, with an exercise price of $34.19 per share. Twenty percent of these options become exercisable on the anniversary of the date of grant in each of the first five years if the person has been a director of Dell continuously through that anniversary date, and all options expire on the tenth anniversary of the date of grant.

(b) Messrs. Miles and Luft were elected to Dell's Board of Directors in February 1995 and March 1995, respectively. Both members were in attendance at the March 1, 1995 Board of Directors meeting and have received an initial stock option grant of 15,000 options with an exercise price of $40.25 per share and $1,000 for attendance at the meeting.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table


The following table summarizes the compensation paid during the last three fiscal years to Dell's Chief Executive Officer and Dell's four most highly compensated executive officers other than the Chief Executive Officer, who were serving as executive officers at the end of fiscal 1995.


                                                                                     LONG-TERM
                                             ANNUAL COMPENSATION($)(A)              COMPENSATION
                                        ------------------------------------------  -------------
                                                                                       AWARDS
                                                                                    -------------
                                                                                     SECURITIES
                                                                                     UNDERLYING
        NAME AND             FISCAL                                 OTHER ANNUAL       OPTIONS/         ALL OTHER
   PRINCIPAL POSITION         YEAR        SALARY         BONUS      COMPENSATION      SARS(#)(B)    COMPENSATION($)(C)
- -----------------------     -------    -----------    -----------  ---------------  -------------  --------------------
Michael S. Dell              1995        $374,850      $443,182     $92,789 (d)               0             $10,308
  Chairman of the Board,     1994         358,994             0      33,844 (d)               0              13,614
  Chief Executive Officer    1993         337,019       198,668       3,696 (d)               0              11,600

Morton L. Topfer             1995         300,000       266,015      82,039 (e)         207,500(i)            4,400
   Vice Chairman             1994              --            --          --                  --                  --
                             1993              --            --          --                  --                  --

Eric F. Harslem              1995         345,125       306,028      83,802 (f)          21,759               4,620
   Senior Vice President,    1994         196,250             0     293,472 (f)         130,800                   0
   Product Group             1993              --            --          --                  --                  --

Thomas J. Meredith           1995         277,894       246,414      71,048 (g)          16,076               9,785
   Chief Financial Officer   1994         265,000             0     178,457 (g)          31,433               9,744
                             1993          55,208        34,284     115,000 (g)         125,000                   0

L. Scott Flaig (j)           1995         314,437       209,113      11,556 (h)          18,990               5,177
   Former Senior Vice        1994         300,000             0     224,522 (h)          32,000               1,873
   President, Corporate      1993          51,359        29,325     148,000 (h)         100,000                   0
   Operations

__________________

(a)      Includes deferred compensation.

(b)      Dell did not grant any SARs to executive officers in fiscal 1993-1995.

(c) These amounts represent Dell's matching contributions under Dell's 401(k) plan and deferred compensation plan.

(d) Amount represents reimbursement for personal financial counseling services paid for by Dell.

(e) Amount is comprised of the following: reimbursement for personal financial counseling services paid for by Dell, $7,496; and relocation expenses, $74,543.

(f) Amount is comprised of the following: (i) for fiscal 1995 -- reimbursement for personal financial counseling services paid for by Dell, $23,457; relocation expenses, $58,861; and imputed interest on a below market loan, $1,484; and (ii) for fiscal 1994 -- reimbursement for personal financial counseling services paid for by Dell, $2,825; relocation expenses, $151,947; and a signing bonus, $138,700.

(g) Amount is comprised of the following: (i) for fiscal 1995 -- reimbursement for personal financial counseling services paid for by Dell, $68,779; and imputed interest on a below market loan, $2,269;
         (ii) for fiscal 1994 -- reimbursement for personal financial counseling services paid for by Dell, $17,125; and relocation expenses, $161,332; and (iii) for fiscal 1993 -- relocation expenses, $10,000; and a signing bonus, $105,000.

(h) Amount is comprised of the following: (i) for fiscal 1995 -- reimbursement for personal financial counseling services paid for by Dell, $10,694; and imputed interest on a below market loan, $862; (ii) for fiscal 1994 -- reimbursement for personal financial counseling services paid for by Dell, $12,992; and relocation expenses, $211,530; and (iii) for fiscal 1993 -- relocation expenses, $10,000; and a signing bonus, $138,000.

(i) See notes (d) and (e) to the "Option/SAR Grants in Last Fiscal Year" table below.

(j) Mr. Flaig resigned from his position as an executive officer of Dell on April 28, 1995.

Option/SAR Grants in Last Fiscal Year


Dell has one active long-term incentive plan, the Incentive Plan, under which up to 4,500,923 shares (8,500,923 shares if the proposed amendment to the Incentive Plan is approved) may be issued. The plan authorizes the grant of: incentive stock options with exercise prices no lower than the fair market value of the underlying stock on the date of grant; nonqualified stock options and SARs at exercise prices no lower than 50% (75% if the proposed amendment to the Incentive Plan is approved) of fair market value; and other stock awards. At January 29, 1995, 2,409,614 shares of Common Stock remained available for issuance pursuant to awards to be granted under the Incentive Plan. The following table sets forth information regarding the stock option grants Dell made to the named executive officers during fiscal 1995.


                                        INDIVIDUAL GRANTS
- --------------------------------------------------------------------------------------------------
                                                 % OF TOTAL
                                     NUMBER OF     OPTIONS
                                     SECURITIES    GRANTED
                                     UNDERLYING      TO
                                      OPTIONS/    EMPLOYEES    EXERCISE      MARKET                        GRANT DATE
                          GRANT         SARS      IN FISCAL     PRICE       PRICE ON      EXPIRATION        PRESENT
     NAME                  DATE      GRANTED(A)     YEAR        ($/SH)     GRANT DATE        DATE          VALUE(B)
- ---------------        ----------- ------------- -----------  ---------   ------------   -----------     ------------
Michael S. Dell                            0           n/a           n/a        n/a             n/a                n/a

Morton L. Topfer          6/1/94      33,750(c)       1.56%       $28.19     $28.19          6/1/04           $488,025
                          6/1/94      70,000(d)       3.24          0.01      28.19          6/1/04          1,972,600
                          6/1/94      70,000(e)       3.24          0.01      28.19          6/1/04          1,972,600
                         6/29/94      33,750(f)       1.56         26.00      26.00         6/29/04            429,300

Eric F. Harslem          6/29/94      21,759(f)       1.01         26.00      26.00         6/29/04            276,774

Thomas J. Meredith       6/29/94      16,076(f)       0.74         26.00      26.00         6/29/04            204,487

L. Scott Flaig           6/29/94      18,990(f)       0.88         26.00      26.00         6/29/04            241,553

_______________

(a)      Dell did not grant any SARs to executive officers in fiscal 1995.

(b) The estimated grant date present value is determined using the Black-Scholes Model for all options with exercise prices not equal to $0.01 per share. The material assumptions and adjustments incorporated in the Black-Scholes Model in estimating the values of the options reflected in the table include the following: (i) an exercise price of the option equal to the fair market value of the underlying stock on the date of grant; (ii) an interest rate that represents the interest rate on a U.S. Treasury security on the date of grant with a maturity date corresponding to that of the option term; (iii) volatility calculated using daily stock prices for the one-year period prior to the grant date; (iv) dividends at the rate of $0 per share (any dividends paid would reduce the value of the options); (v) an option term of 10 years; and (vi) an approximate 35% reduction to reflect the probability of forfeiture due to termination prior to vesting and the probability of a shortened option term due to termination of employment prior to the option expiration date. For the options with an exercise price equal to $0.01 per share, the estimated grant date present value is determined using the market price on the grant date less the $0.01 exercise price. The ultimate values of the options will depend on the future market prices of Common Stock, which cannot be forecast with reasonable accuracy. The actual value, if any, that an optionee will recognize upon exercise of an option will depend on the excess of the market value of the Common Stock over the exercise price on the date the option is exercised.

(c) These options vest 25% each year for four years on the anniversary of the date of grant.


(d) These options are structured to be the equivalent of restricted stock: the exercise price is nominal ($0.01 per share), a portion of the options must be exercised each calendar year, 60% of the underlying stock will be held by Dell for two years, and gains on the options and the stock received on exercise may be forfeited if Mr. Topfer leaves Dell and competes against Dell within two years thereafter. The options vest 25% each year for four years on the anniversary of the date of grant.



(e) These options are structured to be the equivalent of restricted stock: the exercise price is nominal ($0.01 per share), options must be exercised in the calendar year in which the options vest, and gains on the options and the stock received on exercise may be forfeited if Mr. Topfer leaves Dell and competes against Dell within two years thereafter. The options vest 100% after nine years on the anniversary of the date of grant. These options are subject to early vesting, potentially within four years, if certain performance criteria relating to stockholder return are met. Options covering 25% of the shares vested on May 31, 1995 due to the achievement of the specified performance criteria.


(f) These options vest 20% each year for five years on the anniversary of the date of grant.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

The following table provides information about the options exercised by the named executive officers during fiscal 1995 and about unexercised stock options held by the named executive officers on January 29, 1995.

                                                                         NUMBER OF
                                                                        SECURITIES             VALUE
                                                                        UNDERLYING         OF UNEXERCISED
                                                                        UNEXERCISED         IN-THE-MONEY
                                                                      OPTIONS/SARS AT     OPTIONS/SARS AT
                                        SHARES                           FY-END(#)           FY-END($)
                                      ACQUIRED ON       VALUE          EXERCISABLE/         EXERCISABLE/
      NAME                            EXERCISE(#)    REALIZED($)     UNEXERCISEABLE(A)    UNEXERCISABLE(A)
- ---------------------               --------------  -------------  --------------------  ------------------
Michael S. Dell                                0             $0                   0/                $0/
                                                                                  0                  0
Morton L. Topfer                               0              0                   0/                 0/
                                                                            207,500          6,849,024
Eric F. Harslem                           25,000        816,156               6,160/           119,061/
                                                                            121,399          3,957,008
Thomas J. Meredith                        20,000        793,550              25,886/           271,448/
                                                                             96,623          2,739,875
L. Scott Flaig                             8,336        327,105              16,000/           210,971/
                                                                            101,654          3,397,589

_________________

(a) Dell did not have any outstanding SARs held by executive officers during fiscal 1995. The value of the options is calculated based on $41.83, which was the average sales price per share for Common Stock on January 27, 1995.


EMPLOYMENT, OTHER COMPENSATION AND CHANGE-IN-CONTROL ARRANGEMENTS


Each of the named executive officers has signed an employment agreement with Dell. In most cases, the employment agreements require Dell to give an executive officer either two weeks notice of termination or severance pay equal to two weeks of such officer's compensation, unless the termination is for cause. Mr. Dell's employment agreement provides that he will be employed for successive one-year renewal terms, subject to termination at any time at the option of Mr. Dell upon 30 days written notice.

Dell's 1989 and 1993 Stock Option Plans provide that outstanding options granted under these respective stock option plans may become vested and exercisable as of the day immediately preceding the date before any person acquires 50% or more of Dell's outstanding Common Stock. The Incentive Plan includes provisions governing the effects on outstanding awards granted under the plan upon the occurrence of a dissolution, liquidation, merger, consolidation or other reorganization of Dell, including a provision that permits Dell to allow for the preservation of the rights of the holders of awards in the event of such reorganization or providing for the accelerations of vesting and exercisability of awards.

Dell has an Employee Stock Purchase Plan that permits substantially all employees to acquire Dell's Common Stock at the end of each period at a purchase price of 85% of the lower of the fair market value at the beginning or the end of the participation period. Periods are semi-annual and begin on January 1 and July 1 of each year. Employees may designate up to 10% of their base compensation for the purchase of Common Stock. The Compensation Committee administers the Employee Stock Purchase Plan.

Dell has a defined contribution retirement plan which complies with Section 401(k) of the Internal Revenue Code. Substantially all employees who have completed three months of service are eligible to participate in the plan. Effective January 1, 1995, the plan was amended to provide for matching contributions made by Dell of 100% of the employees' voluntary contributions, up to a maximum of 3% of the employees' compensation, and to reduce the service period to three months. Prior to the change, the plan provided for matching contributions made by Dell of 50% of the employees' voluntary contributions, up to a maximum of 6% of the employees' compensation, and required a service period of six months. Dell makes its contributions using Common Stock valued at fair market value on the date of contribution. Employees may also contribute amounts in excess of the 3% up to 15% of compensation, but no matching contributions are made for the excess contributions.

Dell has a deferred compensation plan for executive officers and highly compensated employees that allows the participants to defer a portion of their compensation. Employees may contribute up to 6% of compensation and receive matching contributions in cash of 50% of the voluntary contributions. Employees may contribute amounts in excess of the 6%, but no matching contributions are made for the excess contributions. Both deferred compensation and matching contributions are not segregated from Dell's other assets.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Dell's mission is to become the leader in the personal computer industry by providing products and services of the highest value to its customers. To accomplish this objective, Dell has developed a comprehensive business strategy that emphasizes long-term stockholder value, corporate cash flow, earnings, and customer and employee satisfaction.

COMPENSATION PHILOSOPHY

The Compensation Committee (the "Committee") is committed to implementing a compensation program that furthers Dell's mission. We therefore adhere to the following compensation policies, which are intended to facilitate the achievement of Dell's business strategies:


- -        Executives' total compensation programs should strengthen the relationship between pay and performance by emphasizing variable, at-risk compensation that is dependent upon the level of success in meeting specified corporate, business unit, and individual performance goals.

- -        A significant amount of pay for senior executives should be comprised of long-term, at-risk pay to focus management on the long-term interests of stockholders.

- -        The at-risk components of pay offered should be comprised primarily of equity-based pay opportunities. Encouraging a personal proprietary interest provides executives with a close identification with Dell and aligns executives' interests with those of the stockholders. This promotes a continuing focus on building profitability and stockholder value.

- -        Compensation opportunities should enhance Dell's ability to attract, retain, and encourage the development of exceptionally knowledgeable and experienced executives upon whom, in large part, the successful operation and management of Dell depends.

- -        Each program element should target compensation opportunities at the median of compensation paid to executives of similar high-tech companies. However, if Dell's performance exceeds that of its peers, compensation should be above the median. Likewise, if Dell's performance falls below the performance of its peers, the compensation paid to the senior executives should be below the median compensation paid by the peer group.

The Committee compares total compensation levels for Dell's senior executives to the compensation paid to executives of a peer group of similar high-tech companies. Each year, management selects the peer group based on similar sales volumes, market capitalization, employment levels, and lines of business. The Committee reviews and approves the selection of companies used in the peer group for compensation comparison purposes. For fiscal 1995, the peer group consisted of approximately 20 high-tech companies, and is basically unchanged from 1994's comparison group. As in the past, this group is not the same group used for the industry comparison in the performance graph found in "Performance Graph."

COMPONENTS OF COMPENSATION

The key elements of Dell's executive compensation program are base salary, short-term (annual) incentive compensation, and long-term incentive compensation. These elements are addressed separately.

The Committee does not exclusively use quantitative methods or mathematical formulas in setting any element of compensation. In determining each component of compensation, the Committee considers all elements of an executive's total compensation package, including insurance and other benefits.

BASE SALARIES

Base salaries are targeted at median levels for the peer group of companies and are adjusted by the Committee to recognize varying levels of responsibility, individual performance, business unit performance, internal equity issues, as well as peer group pay practices. The Committee reviews each executive's base salary annually.

Overall, executive salaries were increased in fiscal 1995 at rates comparable to the increases provided in the peer group of high-tech companies, and the salaries are at or slightly above median levels for that peer group.

SHORT-TERM INCENTIVES

The Incentive Bonus Plan promotes Dell's pay-for-performance philosophy by providing executives with direct financial incentives in the form of annual cash bonuses to achieve profitability objectives, strategic initiatives, and individual performance goals.

Each year, the Compensation Committee establishes these profitability objectives and strategic initiatives relating to each executive's bonus opportunity. For fiscal 1995, Dell's bonus plan performance was based on pre-tax profit, and on other measures such as product leadership, cost reduction, productivity, quality, and systems infrastructure. Also for fiscal 1995, a subjective evaluation of individual performance could result in an upward or downward adjustment of the award.


Beginning with fiscal 1996, a subjective evaluation of individual performance resulting in an upward adjustment of the award will be eliminated from the program for all participants in the Incentive Bonus Plan who are executive officers of Dell. The Executive Incentive Bonus Plan has been approved by the Board of Directors and is being submitted to stockholders for approval at the Annual Meeting in order to comply with the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code. See "Executive Incentive Bonus Plan" for a description of the plan and the performance goals applicable thereunder.

Fiscal 1995 target bonus awards for each of the executives were set slightly above market levels, but, to be achieved, required above-average performance from each of the executives. For Dell's executive officers, the targets ranged from 50% to 100% of base salaries. The actual percentage to be paid was subject to adjustment above or below the target based on Dell's performance. Dell's performance in fiscal 1995 exceeded the profit threshold specified in the plan, and overall, met the targeted performance levels established for the plan. Bonuses were paid to the named executive officers as shown in "Summary Compensation Table." The payouts ranged from 89% to 118% of the target bonus percentages for the named executive officers, based on company and varying individual performance levels.


LONG-TERM INCENTIVES

In keeping with Dell's philosophy to provide a total compensation package that favors at-risk components of pay, long- term incentives comprise an important component of an executive's total compensation package. These incentives are designed to motivate and reward executives for maximizing stockholder value and encourage the long-term employment of key employees. Long-term incentives are still outstanding pursuant to Dell's 1989 and 1993 Stock Option Plans and are now provided pursuant to the Incentive Plan approved last year at the 1994 Annual Meeting.

When awarding long-term incentives, the Committee considers executives' levels of responsibility, prior experience, individual performance criteria, previous stock option grants, and compensation practices at the peer group of companies used to evaluate total compensation. The Committee's objective is to provide executives with long-term incentive award opportunities that approximate the market median.

The size of stock option grants is based primarily on the dollar value of the award granted. As a result, the number of shares underlying stock option awards varies and is dependent on the stock price on the date of grant. The size of the award can also be adjusted based on individual factors.

In June 1994, stock options with an exercise price set at fair market value were granted for fiscal 1995 as part of Dell's regular annual grant of stock options. The size of each award was determined based on the criteria for awarding long-term incentives stated in the preceding two paragraphs. These nonqualified options vest on the anniversaries of the grant date over a five-year period (at 20% of the grant each year). Also, in June 1994, stock options with an exercise price set at fair market value were granted to Mort Topfer, Dell's Vice Chairman, as part of his initial incentive package in connection with his hiring.

Because the above grants were made at option prices equal to the fair market value of Dell's Common Stock on the dates of grant, the stock options have value only if the stock price appreciates from the value on the date the options were granted. This design is intended to focus executives on the enhancement of stockholder value over the long-term and to encourage equity ownership in Dell.

The Committee also approved two grants of discounted stock options to Mort Topfer, Vice Chairman, which are disclosed in the "Option/SAR Grants in Last Fiscal Year" table. The first grant was required to attract Mr. Topfer to Dell, and was intended to replace the long-term incentives he forfeited when leaving his previous employer. These discounted stock options are structured to be the equivalent of restricted stock: the exercise price is nominal (one cent per share), and there are provisions requiring forfeiture of gains on these options and the stock received on exercise if Mr. Topfer leaves Dell and competes against Dell within two years thereafter.

The second grant of discounted options to Mr. Topfer "cliff" vests on the ninth anniversary of the grant date, but vesting can be accelerated if Dell's cumulative total stockholder return (stock price growth plus accumulated dividends) exceeds the cumulative total stockholder return of a custom peer group of computer manufacturing competitors (which is more narrow than both the peer group used by the Committee for pay comparisons and the peer group in the performance graph) at various points in time.


After approval of the Incentive Plan at the 1994 Annual Meeting, Dell began using restricted stock in place of discounted stock options. Such restricted stock is used to replace the long-term incentives forfeited by new executives when leaving their previous employers to join Dell, and to retain key executives at Dell.


COMPENSATION OF THE CHIEF EXECUTIVE OFFICER


In fiscal 1995, Mr. Dell's base salary earnings were $374,850. Mr. Dell also received a payment under the short-term Incentive Bonus Plan because Dell's performance in fiscal 1995 exceeded the target performance levels specified in the plan, resulting in a payout of 118% of Mr. Dell's base salary, versus a target bonus percentage of 100% of base salary earnings for fiscal 1995. In fiscal 1995, Mr. Dell did not participate in Dell's long-term incentive program.


POLICY WITH RESPECT TO THE $1 MILLION DEDUCTION LIMIT

Section 162(m) of the Internal Revenue Code generally limits the U.S. corporate income tax deduction for compensation paid to executive officers named in the summary compensation table in the proxy statement of a public company to $1 million for each year, unless certain requirements are met. The Compensation Committee has carefully considered the effect of this new tax code provision. For fiscal 1995, the limitation imposed by Section 162(m) did not apply to the compensation paid any executive officers.

Dell's Incentive Plan, providing for various long-term incentives, was structured to comply with Section 162(m) of the Internal Revenue Code. Dell's Executive Incentive Bonus Plan, which is proposed for stockholder approval at the 1995 Annual Meeting, is intended to comply with Section 162(m).

CONCLUSION

The Committee believes these executive compensation policies and programs serve the interests of stockholders and Dell effectively. The various pay vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to Dell's overall future success, thereby enhancing the value of Dell for the stockholders' benefit.

                                               THE COMPENSATION COMMITTEE

                                               CLAUDINE B. MALONE, CHAIRPERSON
                                               MICHAEL H. JORDAN


The information contained in the Compensation Committee Report on Executive Compensation shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "SEC") nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that Dell specifically incorporates it by reference into such filing.

                               PERFORMANCE GRAPH


The following graph compares the cumulative total return of Dell's Common Stock relative to the S&P 500 Index and the S&P Computer Systems Index. The graph assumes $100 was invested in the Common Stock of Dell or the indices on February 2, 1990, and also assumes reinvestment of dividends. The following graph depicts the change in the value of the Common Stock of Dell relative to the noted indices as of the end of each fiscal year and not for any interim period. Historical stock price performance is not necessarily indicative of future stock price performance.

- --------------------------------------------------------------------------------


                                    [GRAPH]




                                                                        Date
                                          ---------------------------------------------------------------
                                          2/2/90      2/3/91     2/2/92     1/31/93    1/30/94    1/29/95
                                          ------      ------     ------     -------    -------    -------
S&P 500                                      $100        $104      $124        $133       $145       $142
S&P Computer Systems Index(a)                 100         120        93          67         67         82
DELL COMPUTER CORPORATION                     100         528       670       1,458        682      1,320

- --------------------------------------------------------------------------------

(a) The S&P Computer Systems Index currently consists of Amdahl Corporation, Apple Computer, Inc., Compaq Computer Corporation, Cray Research, Inc., Data General Corporation, Digital Equipment Corporation, Intergraph Corporation, International Business Machines Corporation, Silicon Graphics, Inc., Sun Microsystems, Inc., Tandem Computers Inc. and Unisys Corporation.

The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that Dell specifically incorporates it by reference into such filing.

                         EXECUTIVE INCENTIVE BONUS PLAN

On March 1, 1995, the Board of Directors unanimously approved the adoption of the Executive Incentive Bonus Plan. Set forth below is a description of the terms of the plan.

PURPOSE


The purpose of the Executive Incentive Bonus Plan is to unite strategic objectives and executive staff performance, provide significant cash rewards for continuing profitable growth and motivate short-term performance for each of the fiscal years during the term of the Executive Incentive Bonus Plan. Key strategic objectives include (i) product leadership, (ii) productivity, cost reduction and quality, (iii) attracting, developing and retaining exceptional people, (iv) improving infrastructure and systems and (v) global expansion.


ADMINISTRATION

The Executive Incentive Bonus Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"), which shall consist of two or more members of the Board of Directors who are not employees of Dell and who otherwise qualify as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code and the regulations thereunder.

ELIGIBILITY

All corporate vice presidents who are members of Dell's executive staff are eligible to participate in the Executive Incentive Bonus Plan. Executive Incentive Bonus Plan participants are chosen solely at the discretion of the Committee.

TARGET BONUS

Promptly after the beginning of each fiscal year, the Committee establishes a target bonus opportunity for each participant based on a percentage of the participant's base salary and level of responsibility. The percentage of the target bonus actually paid is based on the extent to which corporate and key strategic objectives are achieved. Corporate objectives may include any or all of the following: profit before tax, profit after tax, return on invested capital, return on equity, return on assets, net income and revenues. With respect to key strategic objectives, the Committee has determined that such information is confidential business information, disclosure of which would adversely affect Dell.

Executive Incentive Bonus Plan payments are calculated for each participant at the end of the fiscal year based on the achievement of annual corporate and key strategic objectives. The amount earned is paid in cash as soon as is practicable following the end of Dell's fiscal year to which the bonus pertains, provided that at the discretion of the Committee, a participant may, subject to such terms and conditions as the Committee may determine, elect to defer payment of all or any part of any bonus by complying with such procedures as the Committee may prescribe.

The Committee must certify in writing that the performance criteria have been met prior to any payments under the Executive Incentive Bonus Plan. Employees are not entitled to any bonus award under the Executive Incentive Bonus Plan, however, if minimum corporate objectives are not achieved.

The amount to be paid to each participant under the Executive Incentive Bonus Plan will depend on the factors set forth above. However, the maximum bonus that any one individual may receive under the Executive Incentive Bonus Plan in any one fiscal year is $2 million, and in no event more than 250% of the individual's target bonus amount. The Committee may reduce (but not increase) a participant's bonus at its sole discretion. Generally, an executive must be actively employed by Dell or a subsidiary company and on the payroll on the date the award is paid to receive the award. Certain pro rata awards may be made if termination of employment results from retirement, permanent disability or death.


AMENDMENT AND TERMINATION

The Committee may terminate, suspend or amend the Executive Incentive Bonus Plan, in whole or in part, from time to time, including to adopt amendments deemed necessary or desirable to correct any defect, supply any omission or reconcile any inconsistency in the Executive Incentive Bonus Plan or in any award granted under the Executive Incentive Bonus Plan so long as stockholder approval required by Section 162(m) of the Internal Revenue Code has been obtained. No amendment, termination or modification may adversely affect outstanding awards under the Executive Incentive Bonus Plan, in any manner, without the consent of the affected participants. The Committee must determine that an amendment or modification is in the best interests of all persons to whom awards have previously been granted, and may not adopt an amendment or modification that would result in an increase in the amount of compensation payable under the Executive Incentive Bonus Plan.

FEDERAL INCOME TAX CONSEQUENCES

Under present federal income tax law, participants will realize ordinary compensation income equal to the amount of the bonus received in the year received. Dell will receive a corresponding deduction for the amount constituting ordinary income to the participant at the same time the participant recognizes that ordinary income, provided that the amount of such deduction is not limited under the provisions of Section 162(m). It is Dell's intention that the Executive Incentive Bonus Plan be adopted and administered in a manner which maximizes the deductibility of compensation for Dell under
Section 162(m) to the extent practicable and consistent with Dell's business considerations.


NEW PLAN BENEFITS



The amounts, if any, that will be received by the participants in the Executive Incentive Bonus Plan for fiscal 1996 are contingent upon the achievement of specified corporate and key strategic objectives and, therefore, are not determinable at this time. In addition, because the designated measurement criteria to be used to determine eligibility for bonuses under the plan involve information that was unavailable prior to fiscal 1996, Dell is unable to determine the amounts that would have been received by the participants for fiscal 1995 had the Executive Incentive Bonus Plan been in place for that year. As noted above, however, the maximum bonus that may be awarded to any one individual under the Executive Incentive Bonus Plan is limited to $2 million.



Only executive officers of Dell are eligible to participate in the Executive Incentive Bonus Plan. Consequently, no amounts will be received under the plan by directors or employees of Dell who are not executive officers.

                                 INCENTIVE PLAN



                                    GENERAL



The Incentive Plan provides for the granting of incentive awards in the form of stock options, SARs, stock and cash to executive officers and employees of Dell and its subsidiaries and certain other persons who are not employees but who from time to time provide substantial advice or other assistance or services to Dell. The Incentive Plan also provides for the automatic grant of options to non-employee directors. As of April 30, 1995, Dell and its subsidiaries had approximately 6,700 full-time employees and eight non-employee directors. Except when a participant's employment terminates as a result of death, disability or retirement under an approved retirement plan or following a change in control in certain circumstances, an award generally may be exercised (or the restrictions thereon may lapse) only if the participant is an officer, employee or director of Dell or a subsidiary at the time of exercise or lapse. However, the Compensation Committee has discretion to permit awards that may be exercised within a period after the participant ceases to be an officer or employee of Dell or a subsidiary. The Incentive Plan permits awards to be transferred to a trust established for the benefit of one or more of the children, grandchildren or spouse of the participant.



SHARES SUBJECT TO AWARDS



The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Incentive Plan is 4,500,923 currently and will be 8,500,923 if the proposed amendment to the Incentive Plan is approved (in each case, subject to adjustment), and the shares may be newly issued or from treasury. The number of shares reserved for issuance under the Incentive Plan and the number of shares subject to outstanding awards are subject to adjustment in the event of stock splits, stock dividends, recapitalizations and other changes in Dell's capitalization or in the event of mergers or other similar transactions involving Dell. The Incentive Plan includes provisions governing the effects on awards of a dissolution, liquidation, merger, consolidation or other reorganization of Dell, including a provision that permits Dell to allow for the preservation of the rights of the holders of awards in the event of such reorganization or providing for the acceleration of vesting and exercisability of awards. No awards for more than 200,000 shares may be granted to any one employee in a calendar year. In addition, the aggregate fair market value (determined at the date of grant) of Common Stock that a participant becomes eligible to purchase by exercising incentive stock options may not exceed $100,000 in any calendar year.



ADMINISTRATION



The Incentive Plan is administered by the Compensation Committee, which is composed entirely of directors who are both disinterested directors as defined in applicable SEC regulations and outside directors as defined in Section 162(m) of the Internal Revenue Code and the regulations thereunder unless the Board of Directors determines that the Incentive Plan should not comply with those provisions. Except for certain automatic awards to non-employee directors, the Compensation Committee has discretion to select the employees to receive awards, to determine the type and size of awards, to determine when awards will be granted, to grant any kind of award in combination with other kinds of awards and to prescribe and amend the terms of the agreements governing the awards.

STOCK OPTIONS



Options that may be awarded under the Incentive Plan are Incentive Options (as defined in the Incentive Plan) meeting the requirements of Section 422 of the Internal Revenue Code and Nonstatutory Options (as defined in the Incentive
Plan) that do not meet those requirements. Options are rights to purchase a specified number of shares of Common Stock at a price fixed when the option is granted. Incentive Options must have an exercise price of at least the fair market value of the shares on the date of grant, while Nonstatutory Options may have any exercise price that is equal to or greater than 50% (75% if the proposed amendment to the Incentive Plan is approved) of fair market value of the applicable shares on the date of grant. Options are exercisable when and on the terms set by the Compensation Committee, but no Incentive Option may be exercised more than ten years after the date of its grant. Payment of the exercise price may be made in cash, with other shares of Common Stock or a combination of both. Pyramiding of stock option exercises may be permitted, which could allow a participant to exercise the options without paying any significant amount of cash.



STOCK APPRECIATION RIGHTS



SARs are rights to receive a payment, in cash or shares of Common Stock or both, based on the value of Common Stock. SARs not granted in connection with another award under the Incentive Plan must have an exercise price that is at least 50% (75% if the proposed amendment to the Incentive Plan is approved) of the fair market value of a share of Common Stock on the date of grant. SARs granted in connection with another award generally will have the same exercise price and other terms as the related award. However, exercise of the tandem SAR will terminate the related award, and exercise of the related award will similarly terminate the tandem SAR.



OTHER AWARDS



The Incentive Plan also permits stock awards and cash awards. A stock award is an award of shares of Common Stock or that is denominated in shares of Common Stock. The award may be subject to restrictions against transfer, satisfaction of specified conditions, repurchase options exercisable by Dell or other limitations or may be made without any limitations. The participant may be given the right to vote the shares and receive dividends on the shares subject to the award, whether before or after such shares have been earned. No more than 25% of the total shares reserved for issuance under the Incentive Plan may be issued pursuant to restricted stock, stock bonus or similar stock awards (although this limitation does not apply to restricted stock or other stock issued upon exercise of an option or SAR or in payment of performance-based compensation awards). Cash awards are generally based on the extent to which pre- established performance goals are achieved over a pre-established period, but may also include individual bonuses paid for previous performance.



The Compensation Committee may select any performance measure or combination of measures as conditions for cash or stock payments under the Incentive Plan, except that the performance measure(s) for executive officers must be chosen from among the following choices: (a) total stockholder return (stock price appreciation plus dividends); (b) net income; (c) earnings per share; (d) return on sales; (e) return on equity; (f) return on assets; (g) increase in the market price of Common Stock or other securities; (h) the performance of Dell in any of the items mentioned in clause (a) through (g) in comparison to the average performance of the companies included in the S&P Computer Systems Index; and (i) the performance of Dell in any of the items mentioned in clause
(a) through (g) in comparison to the average performance of the companies used in a peer group established by the Compensation Committee before the beginning of the performance period. Nevertheless, the Compensation Committee may choose different performance measures for executive officers if the stockholders approve otherwise, if tax laws or regulations change so as not to require stockholder approval of different measures in order to deduct the related cash or stock payment for federal income tax purposes or if the Compensation Committee determines that it is in Dell's best interest to grant awards not satisfying the requirements of Section 162(m) or any successor law.



AUTOMATIC GRANTS OF OPTIONS TO NON-EMPLOYEE DIRECTORS



The Incentive Plan provides that each non-employee director of Dell will be automatically granted stock options for 15,000 shares of Common Stock on the day after the first meeting of the Board of Directors that the non-employee director attends following the director's initial election or appointment to the Board of Directors. The exercise price of the options will be the fair market value of the Common Stock on the date of grant, and the options will vest in annual amounts of 3,000 shares on each of the first five anniversaries of the date of grant so long as the non-employee director is a director of Dell at all times after the date of grant and including the vesting date. In addition, each non-employee director who is a member of the Board of Directors both before and after the annual meeting of stockholders of Dell each year will automatically be granted stock options for 6,000 shares of Common Stock on the date of the first meeting of the Board of Directors following that annual meeting of stockholders. The exercise price of the options will be the fair market value of the Common Stock on the date of grant, and the options will vest in annual amounts of 1,200 shares on each of the first five anniversaries of the date of grant so long as the non-employee director is a director of Dell at all times after the date of grant and including the vesting date. Both the initial options and the annual options terminate on the earlier of (a) ten years from the date of grant, (b) immediately when the holder ceases to be a director if the Board of Directors demanded the holder's resignation, (c) 90 days after the holder ceases to be a director because of other resignation or failure to stand for re-election or (d) one year after death or permanent disability.



DEFERRAL AND SUBSTITUTION OF AWARD



The Compensation Committee may permit a participant to defer receipt of the payment of cash or the delivery of shares that the participant would otherwise be due under any award pursuant to the Incentive Plan. Non-employee directors of Dell may elect to receive stock options in lieu of all or a portion of their annual fee. The exercise price of the options will be the fair market value on the date of grant (which will be the date the fee otherwise would have been paid), the options will vest in annual amounts of 20% on each of the first five anniversaries of the date of grant and the options will expire on the tenth anniversary of the date of grant. The number of options issued will be calculated by dividing the amount of the annual fee foregone by the value of such an option for one share of Common Stock on the date of grant (calculated using the Black-Scholes Model based on the applicable assumptions used in calculating option values in the most recent annual meeting proxy statement of
Dell).



TAX WITHHOLDING



The Incentive Plan allows for the satisfaction of a participant's tax withholding with respect to an award by the withholding of shares of Common Stock issuable pursuant to the award or the delivery of previously owned shares of Common Stock, in either case based upon the fair market value of the applicable shares and subject to any limitations or conditions the Compensation Committee adopts.

CHANGE IN CONTROL



Any awards granted under the Incentive Plan may provide that, on the occurrence of a change in control of Dell, (a) the options and SARs represented by the award will become immediately exercisable; (b) all restriction periods and restrictions imposed on restricted stock subject to the award will lapse; and
(c) the target payout opportunity attainable under the award will be deemed to have been fully earned for all performance periods as of the effective date of the change in control, the vesting of the awards denominated in shares will be accelerated as of the effective date of the change in control and the holder of the award will be paid in cash within thirty days following the change in control a pro rata portion of all targeted cash payout opportunities associated with outstanding cash-based awards (based on the number of complete and partial calendar months within the performance period that had elapsed as of the change in control). The award may also provide that the award will remain exercisable for its original term whether or not employment is terminated following a change in control. The provisions of the preceding clause (c) will not apply to awards that were granted fewer than six months before the change in control. In addition, the Compensation Committee may make any modifications to the awards other than those for which a stockholder vote is required or that would cancel the awards. In general, the Incentive Plan defines a change of control as any person (other than Mr. Dell) acquiring 30% or more of Dell's voting securities, a change in the majority of the members of the Board of Directors during any two year period if the change was not approved by the vote of at least two-thirds of the directors previously in office and certain liquidations, sales of assets and mergers involving Dell.



AMENDMENT, MODIFICATION AND TERMINATION



The Board of Directors may at any time and from time to time, alter, amend, suspend or terminate the Incentive Plan in whole or in part; except that under current law no amendment that materially increases the number of shares of Common Stock subject to the Incentive Plan, materially increases the benefits to participants in the Incentive Plan or materially modifies the requirements for eligibility to participate in the Incentive Plan may be made without stockholder approval if the Incentive Plan is to receive certain securities law exemptions for Dell's executive officers. No awards may be granted under the Incentive Plan after June 22, 2004. No stockholder approval will be sought for amendments to the Incentive Plan except as required by law or the rules of any national securities exchange or inter-dealer quotation system on which the Common Stock is then listed or quoted.



                        FEDERAL INCOME TAX CONSEQUENCES



Participants in the Incentive Plan who receive an Incentive Option will not recognize income for federal income tax purposes as a result of the receipt or exercise of the Incentive Option. However, exercise of the Incentive Option will increase the optionee's alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the Common Stock received over the exercise price. Dell and its participating subsidiaries will not be entitled to a deduction with respect to the grant or exercise of an Incentive Option.



Provided the shares are held as a capital asset, gain recognized on the disposition of Common Stock acquired by exercise of an Incentive Option ("incentive stock") will be treated as long-term capital gain if (a) the incentive stock has been held by the optionee more than two years after the date the Incentive Option was granted and more than one year after the date the Incentive Option was exercised (the "Statutory Holding Period") and (b) certain other requirements of the Internal Revenue Code are satisfied by the holder of the incentive stock. Gain recognized on disposition of incentive stock held by the optionee for less than the Statutory Holding Period (a "disqualifying disposition") generally will be compensation income to the optionee to the extent of the excess of the fair market value of the incentive stock when received (or, if less, the amount realized on disposition of the incentive stock) over the applicable exercise price. However, if upon receipt the incentive stock is subject to a substantial risk of forfeiture within the meaning of Section 83(c) of the Internal Revenue Code, then special rules apply concerning the date when the fair market value of the incentive stock is determined. Any gain recognized in excess of the amount taxed as compensation generally will be characterized as capital gain. If an optionee pays the exercise price of an Incentive Option solely with cash, the optionee's initial tax basis of the incentive stock received is equal to the amount of cash paid. An optionee who pays all or a portion of the exercise price of an Incentive Option with shares of Common Stock will be subject to detailed rules as provided in regulations concerning recognition of income or gain and the determination of basis in the shares received. In the event of a disqualifying disposition, Dell or a participating subsidiary of Dell will be entitled to a corresponding deduction for federal income tax purposes equal to the amount of compensation income includible by the optionee (provided the optionee's total compensation for that year is otherwise deductible and the applicable withholding requirements are satisfied).



The grant of a Nonstatutory Option should neither result in recognition of taxable income by the optionee nor give rise to a deduction by Dell and its participating subsidiaries. However, an optionee who exercises a Nonstatutory Option must generally, as of the exercise date, recognize compensation income equal to the excess (if any) of the then fair market value of the Common Stock received over the exercise price of the option. If the Common Stock received upon exercise of a Nonstatutory Option is subject to a substantial risk of forfeiture within the meaning of Section 83(c) of the Internal Revenue Code, then, unless the optionee makes an election pursuant to Section 83(b) of the Internal Revenue Code to be taxed currently on the excess of the fair market value of the shares over the price paid, the excess would not be includible as compensation income unless and until the substantial risk of forfeiture has lapsed. Any gain or loss on the subsequent sale or exchange of Common Stock received on exercise of a Nonstatutory Option will be treated as capital gain or loss, provided the stock is held as a capital asset. If an optionee pays the exercise price of a Nonstatutory Option solely with cash, the tax basis of the Common Stock received will equal the sum of the cash paid plus the amount of compensation income includible by the optionee resulting from the exercise. An optionee who pays all or a portion of the exercise price of a Nonstatutory Option with shares of Common Stock is subject to detailed rules as provided in regulations concerning recognition of income or gain and the determination of basis in the shares received. The amount of compensation income includible in gross income by an optionee is deductible by Dell during Dell's taxable year in which the income is includible by the optionee (provided the optionee's total compensation for that year is otherwise deductible and the applicable withholding requirements are satisfied).



A participant generally will not recognize taxable income upon the grant under the Incentive Plan of either a SAR or other performance-based award. Upon the exercise of a SAR or the payment of other performance-based awards, the participant will recognize ordinary income in an amount equal to the cash and fair market value of other property received, including Common Stock. The value of the shares will be determined (1) on the date received, if the shares are substantially vested as of that date or (2) the first date on which the shares become substantially vested. Delivery of shares of Common Stock previously owned by the participant to Dell (or its subsidiary) to satisfy any tax withholding obligations of Dell (or its subsidiary) will be a taxable event to the participant with respect to the surrendered shares. Dell and its participating subsidiaries will be entitled to a deduction in the amount and at the time that the participant recognizes ordinary income in connection with the exercise of a SAR or the payment of a performance unit, provided that the participant's compensation is otherwise deductible and Dell withholds the applicable federal income taxes (if required to do so). If the SAR or other performance-based award is paid, in whole or in part, in shares of Common Stock, the amount recognized by the participant as ordinary income with respect to such shares becomes the participant's basis in the shares of Common Stock for purposes of determining any gain or loss on the subsequent sale of those shares.

A participant who receives a restricted stock award will recognize ordinary income equal to the fair market value of the restricted Common Stock received at the time the restrictions lapse, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to report the fair market value of the restricted Common Stock as ordinary income at the time of receipt. At the time the participant is required to include such ordinary income in gross income, Dell and its participating subsidiaries may deduct a corresponding amount, provided the participant's compensation is reasonable and Dell withholds the applicable federal income taxes (if required to do so). During the period in which a participant holds restricted Common Stock, before the lapse of the restrictions, if dividends are declared but not distributed to the participant until the restrictions lapse, the dividends will be treated for tax purposes by the participant and Dell in the following manner: (1) if the participant makes an election under Section 83(b) of the Internal Revenue Code to recognize income at the time of receipt of the restricted Common Stock, the dividends will be taxed as dividend income to the participant when the restrictions lapse and Dell will not be entitled to a deduction and will not be required to withhold income tax, and (2) if no election is made under Section 83(b) by the participant, the dividends will be taxed as compensation to the participant at the time the restrictions lapse and will be deductible by Dell and subject to any required income tax withholding at that time.



In each case, Dell's ability to deduct amounts with respect to any awards for U.S. federal income tax purposes will be subject to compliance with the conditions or limitations of Section 162(m) of the Internal Revenue Code.




                              PLAN BENEFITS TABLE



The awards, if any, that will be made to eligible participants (other than the outside directors) in the Incentive Plan during fiscal 1996 are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time. As noted above, each of the outside directors will receive a grant of stock options for 6,000 shares during fiscal 1996 and each of the two outside directors who were elected to the Board of Directors since the end of fiscal 1995 (Mr. Luft and Mr. Miles) has received a grant of stock options for 15,000 shares.



The following table sets forth, for certain executive officers and groups, the awards that were received under the Incentive Plan during fiscal 1995. None of these awards would have been affected had the proposed amendment to the Incentive Plan been effective during fiscal 1995.

                                 PLAN BENEFITS


                    Dell Computer Corporation Incentive Plan



                                                                                NUMBER OF SECURITIES
                    NAME AND PRINCIPAL POSITION                                 UNDERLYING AWARDS(A)
                    -------------------------------------------------------     --------------------
                    Michael S. Dell . . . . . . . . . . . . . . . . . . . .                   0
                      Chairman of the Board and Chief Executive Officer

                    Morton L. Topfer  . . . . . . . . . . . . . . . . . . .              33,750  (b)
                      Vice Chairman

                    Eric F. Harslem . . . . . . . . . . . . . . . . . . . .              21,759
                      Senior Vice President,  Product Group

                    Thomas J. Meredith  . . . . . . . . . . . . . . . . . .              16,076
                      Chief Financial Officer

                    L. Scott Flaig  . . . . . . . . . . . . . . . . . . . .              18,990  (c)
                      Former Senior Vice President,  Corporate Operations

                    Executive Group . . . . . . . . . . . . . . . . . . . .             218,755  (d)

                    Non-Executive Director Group  . . . . . . . . . . . . .              36,000  (e)

                    Non-Executive Officer Employee Group  . . . . . . . . .           1,246,992  (f)



_________________________



(a) For additional information regarding certain of these awards (including the exercise price and the grant date present value), see the table under "Management Compensation -- Compensation of Executive Officers -- Option/SAR Grants in Last Fiscal Year" above.



(b) During fiscal 1995, Mr. Topfer also received options for an additional 173,750 shares prior to the implementation of the Incentive Plan. See "Management Compensation -- Compensation of Executive Officers -- Option/SAR Grants in Last Fiscal Year" above.



(c) Mr. Flaig resigned from his position as an executive officer of Dell on April 28, 1995.



(d)      Consists of all executive officers of Dell (13 persons).



(e) Consists of all members of the Board of Directors who are not executive officers of Dell (8 persons). Awards shown consist of the automatic annual awards of stock options for 6,000 shares to each of the six outside directors who served during fiscal 1995. See "Management Compensation -- Compensation of Directors."



(f) Consists of all employees of Dell (other than the executive officers) who received awards under the Incentive Plan during fiscal 1995.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

No director or executive officer of Dell owns any shares of Dell Series A Convertible Preferred Stock.


The following table provides information about the beneficial ownership of Common Stock as of May 18, 1995 (except as otherwise indicated), (i) by each person who is known by Dell to own beneficially more than five percent of the outstanding shares of Common Stock; (ii) by each director including Michael S. Dell, Dell's Chairman of the Board and Chief Executive Officer; (iii) by the other executive officers named in the Summary Compensation Table in "Management Compensation -- Compensation of Executive Officers"; and (iv) by all directors and executive officers as a group. To Dell's knowledge, each person has sole investment and voting power over the shares indicated, except as otherwise indicated.





                                                                AMOUNT AND
                                                                NATURE OF
                                                                BENEFICIAL        PERCENTAGE OF
         NAME OF BENEFICIAL OWNER                               OWNERSHIP             CLASS
        ----------------------------------------------        --------------    -----------------
         Michael S. Dell  . . . . . . . . . . . . . . .         8,757,051(a)         19.4%
           2214 W. Braker Lane, Suite D
           Austin, Texas 78758-4053
         FMR Corp.  . . . . . . . . . . . . . . . . . .         4,505,500(b)         10.0
           82 Devonshire Street
           Boston, Massachusetts 02109
         Twentieth Century Companies, Inc.  . . . . . .         3,250,000(c)          7.2
           4500 Main Street, P. O. Box 418210
           Kansas City, Missouri 64141-9210
         Donald J. Carty  . . . . . . . . . . . . . . .             6,000(d)          *
         Paul O. Hirschbiel, Jr.  . . . . . . . . . . .             1,864(e)          *
         Michael H. Jordan  . . . . . . . . . . . . . .             6,000(d)          *
         George Kozmetsky . . . . . . . . . . . . . . .           215,471(f)          *
         Thomas W. Luce III . . . . . . . . . . . . . .             3,360(g)          *
         Klaus S. Luft  . . . . . . . . . . . . . . . .                 0             *
         Claudine B. Malone . . . . . . . . . . . . . .             6,000(d)          *
         Michael A. Miles . . . . . . . . . . . . . . .             2,500(h)          *
         Morton L. Topfer . . . . . . . . . . . . . . .            51,237(d)          *
         Eric F. Harslem  . . . . . . . . . . . . . . .            58,511(d)          *
         Thomas J. Meredith . . . . . . . . . . . . . .            90,990(d)          *
         L. Scott Flaig . . . . . . . . . . . . . . . .            80,223(d)          *
         All Directors and Executive Officers as a Group
          (21 persons)                                          9,412,326(d)         20.8




_______________



* Represents less than 1% of the 45,121,584 shares of Common Stock issued and outstanding at May 18, 1995.


(a) Includes 157,316 shares of Common Stock held in a trust of which Mr. Dell is the grantor. Does not include 152,528 shares of Common Stock held in a trust of which Mr. Dell's wife is the grantor or 713,009 shares of Common Stock held by Mr. Dell's wife, and Mr. Dell disclaims any beneficial ownership in all of such shares.

(b) Includes 3,858,500 shares owned by Fidelity Magellan Fund, which is an investment company for which the investment advisor is Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. Also includes 53,100 shares owned by various investment companies and institutional investors to whom Fidelity International Limited is an investment advisor. Until June 30, 1980, Fidelity International Limited was a majority-owned subsidiary of Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. On that date the shares of Fidelity International Limited were distributed to the shareholders of FMR Corp. as a dividend, and the two entities today are independently owned and managed. FMR disclaims any beneficial ownership of these 53,100 shares. Edward C. Johnson 3d and Abigail P. Johnson each own 24.9% of the outstanding voting stock of FMR Corp. and, with other family members and trusts, are part of a controlling group with respect to FMR Corp. A partnership controlled by Edward C. Johnson 3d and members of his family owns approximately 47.22% of the outstanding voting stock of Fidelity International Limited. Edward C. Johnson 3d is Chairman of FMR Corp. and Fidelity International Limited. This beneficial ownership information is based on a filing made with the SEC by such beneficial owner, which reflected ownership of Common Stock as of December 31, 1994.

(c) Investors Research Corporation, a wholly-owned subsidiary of Twentieth Century Companies, Inc., acts as investment advisor to Twentieth Century Investors, Inc., a registered investment company which owns 3,250,000 shares of Common Stock of Dell. Mr. James E. Stowers, Jr. controls Twentieth Century Companies, Inc. by virtue of his ownership of approximately 60% of the voting stock of Twentieth Century Companies, Inc. This beneficial ownership information is based on a filing made with the SEC by such beneficial owner, which reflected ownership of Common Stock as of December 31, 1994.


(d) Includes shares subject to options that are currently exercisable or exercisable within 60 days of May 18, 1995, as follows: Mr. Carty, 6,000 shares; Mr. Jordan, 6,000 shares; Ms. Malone, 6,000 shares; Mr. Topfer, 50,187 shares; Mr. Harslem, 35,511 shares; Mr. Meredith, 39,101 shares; Mr. Flaig, 56,595 shares; and All Directors and Executive Officers as a Group, 178,099 shares.


(e) Includes 60 shares held in trusts for two of Mr. Hirschbiel's children. Mr. Hirschbiel is the trustee under these trusts.

(f) Includes 21,575 shares held by the Kozfund, Ltd., an affiliate of Mr. Kozmetsky.

(g) All shares are owned by the Hughes & Luce Retirement Plan for the benefit of Mr. Luce.

(h)      All shares are held in the name of Mr. Miles' wife.

               COMPLIANCE WITH SECTION  16(A) OF THE EXCHANGE ACT

The executive officers and members of Dell's Board of Directors are required to file reports with the SEC disclosing the amount and nature of their beneficial ownership in Common Stock, as well as changes in that ownership. Based solely on its review of forms received by Dell, or written representations from certain reporting persons, Dell believes that during fiscal 1995, all required reports were filed in a timely manner.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In fiscal 1995, Ms. Malone and Mr. Jordan served as members of the Compensation Committee. No member of the Compensation Committee is or was formerly an officer or an employee of Dell or its subsidiaries.

No interlocking relationship exists between Dell's Board of Directors or the Compensation Committee and the board of directors or the compensation committee of any other company, nor has any such interlocking relationship existed in the past.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 17, 1993, Dell loaned $224,940 to Thomas J. Meredith, Dell's Chief Financial Officer, to pay the exercise price of a stock option and the related federal income tax obligation. The loan is unsecured, is due and payable on June 1, 1995, and bears interest at the rate of 6% per annum. As of May 18, 1995, the amount outstanding under the loan, including interest, was $244,057. On June 1, 1994, Dell loaned $66,386 to Mr. Meredith to pay the federal income tax obligation related to a stock option exercise. The loan is unsecured, is due and payable on June 1, 1995, and is non-interest bearing. As of May 18, 1995, the full amount of the loan was outstanding.

On June 1, 1994, Dell loaned $82,983 to Eric F. Harslem, Dell's Senior Vice President, Product Group, to pay the federal income tax obligation related to a stock option exercise. The loan was unsecured and non-interest bearing. Such loan was repaid during fiscal year 1995.

On August 29, 1994, Dell loaned $134,616 to Joel J. Kocher, Dell's former Senior Vice President, to pay the federal income tax obligation related to a stock option exercise. The loan was unsecured and non-interest bearing. Such loan was repaid during fiscal year 1995.

Thomas W. Luce III is a partner of the law firm Hughes & Luce, L.L.P., in Dallas, Texas. Dell retained that firm during fiscal 1995 to provide various legal services, and the dollar amount of fees that Dell paid to that firm did not exceed five percent of that firm's gross revenue for the year.

On April 28, 1995, Dell entered into an agreement with L. Scott Flaig regarding the termination of Mr. Flaig's employment and providing for severance arrangements. Under the agreement, Mr. Flaig resigned from all positions as a corporate officer or director of Dell on April 28, 1995. Also under the agreement, Mr. Flaig's employment by Dell will be terminated on July 31, 1995. As consideration for Mr. Flaig's agreement to abide by certain non-competition covenants, Dell has agreed to pay Mr. Flaig $131,875. Subject to Mr. Flaig's compliance with the same non-competition covenants, and as further consideration for those covenants, Mr. Flaig and Dell agreed to amend certain stock option grant agreements previously granted to Mr. Flaig, but unvested on his termination date, so as to accelerate the vesting dates on which Mr. Flaig could purchase Dell Common Stock at the indicated exercise prices per share:
16,666 shares at $.01 per share; 8,000 shares at $22.50 per share; and 3,798 shares at $26.00 per share. The vesting dates of such options were accelerated in the agreement so as to cause 100% of each such option to vest on April 28, 1995. Such options were required to be exercised within 30 days of April 28, 1995. As further consideration for the non- competition covenants, Dell agreed to waive the two year restriction as to 5,000 shares of Dell's Common Stock which were issued to Mr. Flaig upon his exercise of an option under the Special and Nonstatutory Stock Option Agreement under Dell's 1989 Stock Option Plan dated November 16, 1992 (the "1992 Option Agreement"), which were subject to a two year restriction on transfer, and as to 14,999 shares of Dell's Common Stock which Mr. Flaig was entitled to acquire under the 1992 Option Agreement.

On September 15, 1994, Dell entered into an agreement with Joel J. Kocher regarding the termination of Mr. Kocher's employment and providing for severance arrangements. Under the agreement, Mr. Kocher acknowledged that he resigned from all positions as a corporate officer or director of Dell on September 14, 1994. Also under the agreement, Mr. Kocher's employment by Dell was terminated on October 4, 1994. As consideration for Mr. Kocher's agreement to abide by certain non-competition covenants, Dell agreed to pay Mr. Kocher $390,000. Subject to Mr. Kocher's compliance with the same non-competition covenants, and as further consideration for those covenants, Mr. Kocher and Dell agreed to amend certain stock option grant agreements previously granted to Mr. Kocher, but unvested on the effective date of the agreement, so as to accelerate the vesting dates on which Mr. Kocher could purchase Dell's Common Stock at the indicated exercise prices per share: 6,930 shares at $17.33 per share; 13,500 shares at $23.66 per share; 9,600 shares at $30.69 per share; 22,000 shares at $22.50 per share; 17,408 shares at $26.00 per share; and 68,250 shares at $9.77 per share. The vesting dates for each of such options were accelerated in the agreement so as to cause 25% of each such option to vest on each of the following dates: January 1, 1995; April 1, 1995; July 1, 1995; and October 1, 1995. In addition, Mr. Kocher and Dell agreed to amend the stock option grant agreements related to such options to extend the deadline dates for exercise of all such options to October 31, 1995. As further consideration for the non-competition covenants, Dell agreed to waive the two year restriction as to 9,000 shares of Dell's Common Stock which were issued to Mr. Kocher upon his exercise of an option under the Special and Nonstatutory Stock Option Agreement under Dell's 1989 Stock Option Plan dated June 22, 1992 (the "1992 Option Agreement"), which were subject to two year restrictions on transfer, and as to 21,000 shares of Dell's Common Stock which Mr. Kocher was entitled to acquire under the 1992 Option Agreement.

                             ADDITIONAL INFORMATION

SOLICITATION


This solicitation of proxies is being made on behalf of the Board of Directors and may be made by mail, personal interview, telephone and telegraph by officers, directors and employees of Dell. Dell may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the Common Stock that those companies or persons hold of record. Dell will pay all costs of the solicitation and will reimburse the forwarding expenses.


STOCKHOLDER PROPOSALS


Any stockholder desiring to present a proposal for action at the Annual Meeting of Stockholders to be held in 1996 must deliver the proposal to the Secretary of Dell no later than February 9, 1996, unless Dell notifies the stockholders otherwise. Such proposals must be submitted in writing and addressed to the attention of the Secretary, 2214 W. Braker Lane, Suite D, Austin, Texas 78758-4053. Only those proposals that are proper for stockholder action and otherwise proper may be included in Dell's proxy statement.


ANNUAL REPORT

The Annual Report to Stockholders for Dell's fiscal year ended January 29, 1995, is being mailed to stockholders concurrently with this Proxy Statement and does not form any part of the proxy solicitation material.


A COPY OF DELL'S ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE FISCAL YEAR ENDED JANUARY 29, 1995, AS FILED WITH THE SEC, WILL BE SENT TO ANY STOCKHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO INVESTOR RELATIONS, DELL COMPUTER CORPORATION, 2214 W. BRAKER LANE, SUITE D, AUSTIN, TEXAS 78758-4053.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

                                             By Order of the Board of Directors



                                             Thomas B. Green
                                             General Counsel and Secretary

Austin, Texas
June 9, 1995

                                                                      APPENDIX A



                             PROPOSED AMENDMENT TO
                        CERTIFICATE OF INCORPORATION OF
                           DELL COMPUTER CORPORATION



In the event that the stockholders of Dell approve Item Two: Proposed Amendment to Certificate of Incorporation to Increase the Number of Authorized Shares, the first paragraph of Article Fourth of the Certificate of Incorporation of Dell Computer Corporation shall be amended to read in its entirety as follows:

             "FOURTH: The total number of shares of capital stock of the Corporation shall be three hundred and five million (305,000,000), which shall consist of five million (5,000,000) shares of Preferred Stock, of the par value of $0.01 per share, and three hundred million (300,000,000) shares of Common Stock, of the par value of $0.01 per share."

                           DELL COMPUTER CORPORATION
                                     PROXY
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL COMPUTER
                                  CORPORATION
  FOR THE JULY 21, 1995 ANNUAL MEETING OF STOCKHOLDERS AND ANY ADJOURNMENT(S)
                                    THEREOF

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stocholders of Dell Computer Corporation ("Dell") to be held on July 21, 1995 and the associated Proxy Statement; (b) appoints Michael S. Dell and Thomas B. Green, or either of them, as Proxies, each with the power to appoint a substitute; (c) authorizes the Proxies to represent and vote, as designated below, all the shares of Common Stock, par value $0.01 per share ("Common Stock"), held of record by the undersigned on June 1, 1995 at the Annual Meeting and any adjournment(s) thereof; and (d) revokes any proxies previously given.

1.       Election of three Class I directors (Nominees: Donald J. Carty, Paul
         O. Hirschbiel, Jr. and Thomas W. Luce III), one Class II director (Nominee: Klaus S. Luft) and one Class III director (Nominee: Michael
         A. Miles).

             [ ]      FOR ALL          [ ]     WITHHOLD AUTHORITY TO VOTE FOR
                      NOMINEES                 ALL NOMINEES

         To vote for fewer than all nominees, print the name(s) of the nominee(s) you wish to VOTE FOR below:

2. A Proposal to Amend Dell's Certificate of Incorporation in order to Increase the Number of Authorized Shares of Common Stock from 100,000,000 to 300,000,000.
             [ ]      FOR              [ ]     AGAINST          [ ]      ABSTAIN

3.       A Proposal to Approve the Dell Computer Corporation Executive
         Incentive Bonus Plan.
             [ ]      FOR              [ ]     AGAINST          [ ]      ABSTAIN


4. A proposal to approve an amendment to the Dell Computer Corporation Incentive Plan to (a) Increase the number of shares of Common Stock that may be issued or transferred pursuant to awards thereunder from 4,500,923 to 8,500,923 and (b) Increase the minimum exercise price for "nonstatutory" stock options and stock appreciation rights issued thereunder from 50% to 75% of the fair market value of the Common
         Stock on the date of grant, and to approve such plan as so amended.
             [ ]      FOR              [ ]     AGAINST          [ ]      ABSTAIN



5. A Proposal to Ratify the Selection of Price Waterhouse LLP as Dell's Independent Accountants for Fiscal 1996.
             [ ]      FOR              [ ]     AGAINST          [ ]      ABSTAIN



6. In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR EACH OTHER PROPOSAL. THE PROXIES WILL USE THEIR DISCRETION WITH REGARD TO ANY MATTER REFERRED TO IN ITEM 6.


Please sign, date and return this proxy as promptly as possible in the envelope provided.

                                         Dated:___________________________, 1995

                                         _______________________________________

                                         _______________________________________
                                                  Signature(s) of Stockholder(s)

                             Joint owners should each sign.  Signature(s) should
                              correspond with the name(s) printed on this Proxy. Attorneys, executors, administrators and guardians should give full title.


If signing as Attorney, Administrator, Guardian, Trustee or Corporate Officer, please add your title as such.

                           DELL COMPUTER CORPORATION

                                 INCENTIVE PLAN





                                 June 22, 1994

                               TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
SECTION 1.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

SECTION 2.  SHARES OF STOCK SUBJECT TO THE PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         2.1     Maximum Amount of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         2.2     Reduction in Available Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         2.3     Restoration of Unused Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         2.4     Description of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         2.5     Registration and Listing of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         2.6     Reduction in Outstanding Shares of Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         2.7     Limitation on Certain Stock Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

SECTION 3.  ADMINISTRATION OF THE PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.1     Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.2     Duration, Removal, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         3.3     Meetings and Actions of Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         3.4     Committee's Powers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

SECTION 4.  ELIGIBILITY AND PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         4.1     Eligible Individuals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         4.2     Grant of Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         4.3     Date of Grant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         4.4     Award Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         4.5     Limitation for Incentive Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         4.6     No Right to Award  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         4.7     Limitation on Individual Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         4.8     Family Trusts of Eligible Persons  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

SECTION 5.  AWARDS TO NON-EMPLOYEE DIRECTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         5.1     Ineligibility for Other Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         5.2     Automatic Grant of Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         5.3     Available Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         5.4     Terms and Conditions of Automatic Award  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         5.5     Non-Employee Director Retainer Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         5.6     Tax Withholding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

SECTION 6.  TERMS AND CONDITIONS OF OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         6.1     Number of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         6.2     Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         6.3     Expiration of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         6.4     Exercise Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         6.5     Method of Exercise . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         6.6     Incentive Option Exercises and Disqualifying Dispositions  . . . . . . . . . . . . . . . . . . . .  15
         6.7     Medium and Time of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         6.8     Payment with Sale Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         6.9     Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

         6.10    Reload Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         6.11    Limitation on Aggregate Value of Shares That May Become First Exercisable During
                 Any Calendar Year Under an Incentive Option  . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         6.12    No Fractional Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         6.13    Modification, Extension and Renewal of Options . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         6.14    Other Agreement Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

SECTION 7.  STOCK APPRECIATION RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         7.1     Form of Right  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         7.2     Rights Related to Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         7.3     Right Without Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         7.4     Limitations on Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         7.5     Payment of Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         7.6     Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         7.7     Other Agreement Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

SECTION 8.  STOCK AWARDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         8.1     Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         8.2     Expiration of Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         8.3     Rights as Stockholder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         8.4     Bonus Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         8.5     Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         8.6     Other Agreement Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

SECTION 9.  PERFORMANCE UNITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         9.1     Multiple Grants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         9.2     Performance Standards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         9.3     Modification of Standards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         9.4     Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         9.5     Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         9.6     Other Agreement Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

SECTION 10.  CHANGE-IN-CONTROL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         10.1    Changes in Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         10.2    Restructure and No Change in Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         10.3    Notice of Change in Control or Restructure . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

SECTION 11.  ADDITIONAL PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         11.1    Adjustment of Awards and Authorized Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         11.2    Termination of Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         11.3    Other Loss of Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         11.4    Death  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         11.5    Retirement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         11.6    Disability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         11.7    Leave of Absence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         11.8    Transferability of Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         11.9    Forfeiture and Restrictions on Transfer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

         11.10   Delivery of Certificates of Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         11.11   Conditions to Delivery of Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         11.12   Certain Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         11.13   Securities Act Legend  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         11.14   Legend for Restrictions on Transfer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         11.15   Rights as a Stockholder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         11.16   Furnish Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         11.17   Obligation to Exercise . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         11.18   Adjustments to Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         11.19   Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         11.20   Information Confidential . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         11.21   Consideration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         11.22   Deferral of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         11.23   Restructure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

SECTION 12.  DURATION AND AMENDMENT OF PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         12.1    Duration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         12.2    Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

SECTION 13.  GENERAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         13.1    Application of Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         13.2    Right of the Corporation and Subsidiaries to Terminate Employment  . . . . . . . . . . . . . . . . . .  35
         13.3    No Liability for Good Faith Determinations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         13.4    Other Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         13.5    Exclusion From Pension and Profit-Sharing Compensation . . . . . . . . . . . . . . . . . . . . . . . .  35
         13.6    Execution of Receipts and Releases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         13.7    Unfunded Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         13.8    No Guarantee of Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         13.9    Payment of Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         13.10   Corporation Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         13.11   Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         13.12   No Liability of Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         13.13   Corporation Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         13.14   Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         13.15   Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         13.16   Waiver of Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         13.17   Successors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         13.18   Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         13.19   Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         13.20   Word Usage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

ANNEX A          NONSTATUTORY STOCK OPTION AGREEMENT
                 (ANNUAL) (INITIAL) AWARD FOR NON-EMPLOYEE DIRECTORS  . . . . . . . . . . . . . . . . . . . . . . . . . A-1

ANNEX B          NONSTATUTORY STOCK OPTION AGREEMENT
                 RETAINER AWARD FOR NON-EMPLOYEE DIRECTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1

                           DELL COMPUTER CORPORATION

                                 INCENTIVE PLAN


                           SCOPE AND PURPOSE OF PLAN

         Dell Computer Corporation, a Delaware corporation (the "Corporation"), has adopted this Dell Computer Corporation Incentive Plan (the "Plan") to provide for the granting of:

         (a) Incentive Options (hereafter defined) to certain Key Employees (hereafter defined);

         (b) Nonstatutory Options (hereafter defined) to certain Key Employees, Non-employee Directors (hereafter defined), and other persons;

         (c) Performance Units (hereafter defined) to certain Key Employees and other persons;

         (d) Stock Awards (hereafter defined) to certain Key Employees and other persons; and

         (e) Stock Appreciation Rights (hereafter defined) to certain Key Employees and other persons.

         The purpose of the Plan is to provide an incentive for Key Employees, directors, and certain consultants and advisors of the Corporation or its Subsidiaries (hereafter defined) to remain in the service of the Corporation or its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its Subsidiaries.

SECTION 1.  DEFINITIONS

         1.1 "Acquiring Person" means any Person other than Michael S. Dell, any trust created by Michael S. Dell for family or estate-planning purposes (or any trustee or other fiduciary of such a trust acting as such), the Corporation, any of the Corporation's Subsidiaries, any employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

         1.2 "Award" means the grant of any form of Option, Performance Unit, Reload Option, Stock Appreciation Right or Stock Award under the Plan, whether granted singly, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

         1.3 "Award Agreement" means the written document or agreement evidencing the terms, conditions, and limitations of the Award granted by the Corporation to that Holder.

         1.4 "Board of Directors" means the board of directors of the Corporation.

         1.5 "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

         1.6 "Change in Control" means the event that is deemed to have occurred if:

                  (a) any Acquiring Person is or becomes the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing thirty percent or more of the combined voting power of the then outstanding Voting Securities of the Corporation; or

                  (b) members of the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

                  (c) a public announcement is made of a tender or exchange offer by any Acquiring Person for fifty percent or more of the outstanding Voting Securities of the Corporation, and the Board of Directors approves or fails to oppose that tender or exchange offer in its statements in Schedule 14D-9 under the Exchange Act; or

                  (d) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation or partnership (or, if no such approval is required, the completion of such a merger or consolidation of the Corporation), other than a merger or consolidation that would result in the Voting Securities of the Corporation outstanding immediately before the completion thereof continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or of a parent of the surviving entity) a majority of the combined voting power of the Voting Securities of the surviving entity (or its parent) outstanding immediately after that merger or consolidation; or

                  (e) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets (or, if no such approval is required, the completion of such a liquidation, sale, or disposition in one transaction or series of related transactions) other than a liquidation, sale or disposition of all or substantially all the Corporation's assets in one transaction or a series of related transactions to a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

         1.7      "Code" means the Internal Revenue Code of 1986, as amended.

         1.8 "Committee" means the committee appointed pursuant to Section 3 by the Board of Directors to administer this Plan.


         1.9 "Corporation" means Dell Computer Corporation, a Delaware corporation.

         1.10     "Date of Grant" has the meaning given it in Paragraph 4.3.

         1.11     "Disability" has the meaning given it in Paragraph 11.6.

         1.12 "Disinterested Person" means a person who is both a "disinterested person" under Rule 16b-3 and an "outside director" as defined in section 162(m) (hereafter defined), unless the Board of Directors has determined that the Plan should not comply with Rule 16b-3 or section 162(m), or both.

         1.13 "Effective Date" means the date on which the Plan is approved by the stockholders of the Corporation.

         1.14 "Eligible Individuals" means (a) Key Employees, (b) Non-employee Directors only for purposes of Awards pursuant to Section 5, and
(c) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs bona fide consulting or advisory services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Committee determines that the Person has a direct and significant effect on the financial development of the Corporation or any of its Subsidiaries. Notwithstanding the foregoing provisions of this Paragraph 1.14, to ensure that the requirements of the fourth sentence of Paragraph 3.1 are satisfied, the Board of Directors may from time to time specify individuals who shall not be eligible for the grant of Awards or options or stock appreciation rights or allocations of stock under any plan of the Corporation or its affiliates (as those terms are used in subsection (c)(2) of Rule 16b-3). Nevertheless, the Board of Directors may at any time determine that an individual who has been so excluded from eligibility shall become eligible for grants of Awards and grants of such other options or stock appreciation rights or allocations of stock under any plans of the Corporation or its affiliates so long as that eligibility will not impair the Plan's satisfaction of the conditions of Rule 16b-3, unless the Board of Directors has determined that the Plan should not comply with Rule 16b-3.

         1.15 "Employee" means any employee of the Corporation or of any of its Subsidiaries, including officers and directors of the Corporation who are also employees of the Corporation or of any of its Subsidiaries.

         1.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         1.17 "Executive Officer" means an Eligible Individual who, as of the earlier of the date an Award is vested, the date restrictions with respect to an Award lapse, or a payment is made pursuant to the terms of the Award Agreement, is one of the "covered employees" defined in regulations promulgated under section 162(m) or any successor provision of law.

         1.18     "Exercise Notice" has the meaning given it in Paragraph 6.5.

         1.19     "Exercise Price" has the meaning given it in Paragraph 6.4.

         1.20     "Fair Market Value" means, for a particular day:

                  (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the average of the high and low reported sales prices, regular way, on the composite tape of that exchange on the date in question or, if such day is not a Business Day or no such sales are reported that day, on the last Business Day for which such sales are reported before the date in question, in any case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

                  (b) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph 1.20(a) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. ("NASDAQ") National Market System (or such other system then in use) at the date of determining the Fair Market Value, then the average of the high and low reported sales prices on the date in question or, if such day is not a Business Day or no such sales are reported that day, on the last Business Day for which such sales are reported before the date in question; or

                  (c) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph 1.20(a) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in subparagraph 1.20(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the date in question or, if such day is not a Business Day or no such prices are reported that day, on the last Business Day for which such prices are reported before the date in question; or

                  (d) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph 1.20(a) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph 1.20(b) or subparagraph 1.20(c) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

                  (e) If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in subparagraph 1.20(a) or sales prices or bid and asked prices therefor are reported by the NASDAQ National Market System or by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph 1.20(b) or subparagraph 1.20(c) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of subparagraphs 1.20(a), (b), or (c).

For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse. For purposes of the redemption provided for in clause 10.2(d)(v) and Paragraph 11.23, Fair Market Value shall have the meaning and shall be determined as provided above; provided, however, that the Committee, with respect to any such redemption, shall have the right to determine that the Fair Market Value for purposes of the redemption should be an amount measured by the value of the shares of stock, other securities, cash or property otherwise being received by holders of shares of Stock in connection with the Restructure, and upon that determination the Committee shall have the power and authority to determine Fair Market

Value for purposes of the redemption based upon the value of such shares of stock, other securities, cash or property. Any such determination by the Committee shall be conclusive for all purposes.

         1.21 "Holder" means an Eligible Individual to whom an Award has been granted.

         1.22 "Incentive Option" means an incentive stock option as defined under Section 422 of the Code and regulations thereunder.

         1.23 "Incumbent Board" means the individuals who, as of the Effective Date, constitute the Board of Directors and any other individual who becomes a director of the Corporation after that date and whose election or appointment by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board.

         1.24 "Key Employee" means any Employee whom the Committee identifies as having a direct and significant effect on the performance of the Corporation or any of its Subsidiaries.

         1.25 "Non-employee Director" means a director of the Corporation who while a director is not (and who in the year before becoming a director has not been) an Employee.

         1.26 "Nonstatutory Option" means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Option Agreement to be an option other than an Incentive Option.

         1.27 "Non-Surviving Event" means an event of Restructure as described in either subparagraph (b) or (c) of Paragraph 1.37

         1.28 "Normal Retirement" means the separation of the Holder from employment with the Corporation and its Subsidiaries on account of retirement at any time on or after the date on which the Holder reaches age sixty-five if the Holder is employed in the United States of America or such other age as provided for by the Committee as the normal retirement age in the country where the Holder is employed.

         1.29 "Option Agreement" means an Award Agreement for an Incentive Option or a Nonstatutory Option.

         1.30 "Option" means either an Incentive Option or a Nonstatutory Option, or both.

         1.31 "Performance Period" means a period of not fewer than six months over which performance is measured for the purpose of determining the payment value of Performance Units. A Performance Period shall not exceed ten years.

         1.32 "Performance Unit" means a unit representing a contingent right to receive a specified amount of cash or shares of Stock at the end of a Performance Period.

         1.33 "Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a partnership, a trust or other entity. A Person, together with that Person's affiliates and associates (as those terms are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Corporation with that Person, shall be deemed a single "Person."

         1.34 "Plan" means this Dell Computer Corporation Incentive Plan, as it may be amended from time to time.

         1.35     "Reload Option" has the meaning given it in Paragraph 6.10.

         1.36 "Restricted Stock Award" means the grant or purchase, on the terms and conditions that the Committee determines or on the terms and conditions of Section 8, of Stock that is nontransferable and subject to substantial risk of forfeiture until specific conditions are met.

         1.37 "Restructure" means the occurrence of any one or more of the following:

                  (a) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash, or other property;

                  (b) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that merger or consolidation or (ii) the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or

                  (c) The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation or otherwise) to any Person whether effected as a single transaction or a series of related transactions.

         1.38 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, or any successor rule, as it may be amended from time to time, and references to paragraphs or clauses of Rule 16b-3 shall refer to the corresponding paragraphs or clauses or Rule 16b-3 as it exists at the Effective Date or the comparable paragraph or clause of Rule 16b-3 as it may thereafter be amended.

         1.39     "SAR Exercise Price" has the meaning given it in Paragraph
1.43.

         1.40 "section 162(m)" means section 162(m) of the Code and the rules and regulations adopted from time to time thereunder, or any successor law or rule as it may be amended from time to time.

         1.41     "Securities Act" means the Securities Act of 1933, as amended.

         1.42 "Stock" means the Corporation's authorized common stock, par value $.01 per share, as described in the Corporation's Certificate of Incorporation, or any other securities that are substituted for the Stock as provided in Paragraph 11.1.

         1.43 "Stock Appreciation Right" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over, as appropriate, the Exercise Price of a related Option or over a price specified in the related Award Agreement (the "SAR Exercise Price") that is not less than fifty percent of the Fair Market Value of the Stock on the Date of Grant of the Stock Appreciation Right.

         1.44 "Stock Award" means the grant or purchase, on the terms and conditions that the Committee determines or on the terms and conditions of
Section 8, of a Restricted Stock Award or a Stock Bonus Award.

         1.45 "Stock Bonus Award" means the grant or purchase, on the terms and conditions that the Committee determines or on the terms and conditions of Paragraph 8.4, of Stock that is not subject to a substantial risk of forfeiture if conditions imposed by the Committee are not satisfied.

         1.46 "Stockholder Approved Standard" means initially (a) total stockholder return (Stock price appreciation plus dividends), (b) net income,
(c) earnings per share, (d) return on sales, (e) return on equity, (f) return on assets, (g) increase in the market price of Stock or other securities, (h) the performance of the Corporation in any of the items mentioned in clause (a) through (g) in comparison to the average performance of the companies included in the S&P Computer Systems Index or successor index, or (i) the performance of the Corporation in any of the items mentioned in clause (a) through (g) in comparison to the average performance of the companies used in a self-constructed peer group established before the beginning of the Performance Period; and any other performance objective approved by the stockholders of the Corporation in accordance with section 162(m).

         1.47 "Subsidiary" means, with respect to any Person, any corporation, limited partnership or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

         1.48     "Total Shares" has the meaning given it in Paragraph 10.1.

         1.49 "Voting Securities" means any securities that are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.

SECTION 2.  SHARES OF STOCK SUBJECT TO THE PLAN

         2.1 Maximum Amount of Shares. Subject to the provisions of Paragraph 2.6 and Paragraph 11.1 of the Plan, the aggregate number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall be 4,500,255 shares of Stock.

         2.2 Reduction in Available Shares. In computing the total number of shares available at a particular time for Awards under the Plan, there shall be counted against the limitations stated in Paragraph 2.1 the number of shares of Stock subject to issuance upon exercise or settlement of outstanding Awards, the number of shares of Stock that equal the value of outstanding Performance Units determined in each case as of the Date of Grant of each Award (other than Awards designated to be paid only in cash), and the number of shares of Stock that have been issued upon exercise or settlement of outstanding Awards (except as otherwise provided in Paragraph 2.3).

         2.3 Restoration of Unused Shares. If Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Stock, or is exchanged for other Awards, the shares of Stock that were subject to that Award shall no longer be charged against the number of available shares provided for in Paragraph 2.2 and shall again be available for issue, transfer, or exercise pursuant to Awards under the Plan to the extent of such forfeiture, termination, expiration, or other cessation of their subjection to an Award.

         2.4 Description of Shares. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock,
(b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

         2.5 Registration and Listing of Shares. From time to time, the Board of Directors and appropriate officers of the Corporation shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to Awards.

         2.6      Reduction in Outstanding Shares of Stock.  Nothing in this
Section 2 shall impair the right of the Corporation to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested or (b) impair the status of any shares of Stock previously issued pursuant to an Award or thereafter issued pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

         2.7 Limitation on Certain Stock Awards. No more than twenty-five percent of the aggregate shares of Stock which may be issued under the Plan may be issued pursuant to Stock Awards; provided, however, that the limitation expressed in this Section 2.7 shall not apply with respect to shares of Stock issued in connection with the exercise or settlement of an Option, Stock Appreciation Right, or Performance Unit, whether or not such shares of Stock are subject to a substantial risk of forfeiture when issued.

SECTION 3.  ADMINISTRATION OF THE PLAN

         3.1 Committee. The Committee shall administer the Plan with respect to all Eligible Individuals who are subject to Section 16(b) of the Exchange Act, but shall not have the power to appoint members of the Committee or to terminate, modify, or amend the Plan. The Board of Directors may administer the Plan with respect to all other Eligible Individuals or may delegate all or part of that duty to the Committee or to any other person or persons. Except for references in Paragraphs 3.1, 3.2, and 3.3 and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors or its delegee as administrator of the Plan for Eligible Individuals who are not subject to Section 16(b) of the Exchange Act. Unless the Board of Directors determines not to have Awards under the Plan comply with the requirements of Rule 16b-3 and section 162(m), the Committee shall be constituted so that, as long as Stock is registered under Section 12 of the Exchange Act, then (a) each member of the Committee shall be a Disinterested Person who is a member of the Board of Directors and so that the Plan in all other applicable respects will qualify transactions related to the Plan for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16b-3, to the extent exemptions thereunder may be available, and (b) no discretion regarding Awards to Eligible Individuals who are subject to Section 16(b) of the Exchange Act shall be afforded to a person who is not a Disinterested Person. The number of persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall be no fewer than two persons. Persons elected to serve on the Committee as Disinterested Persons shall not be eligible to receive Awards or equity securities under any plan of the Corporation or its affiliates (as those terms are used in Rule 16b-3) while they are serving as members of the Committee and shall not have been granted or awarded equity securities under the Plan or any other plan of the Corporation or any of its affiliates within one year before their appointment to the Committee becomes effective, in each case except for Awards or equity securities pursuant to paragraphs
(c)(2)(i)(A), (B), (C) or (D) of Rule 16b-3.

         3.2 Duration, Removal, Etc. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by at least three day's written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or any other number that Rule 16b-3 may require from time to time (unless the Board of Directors expressly determines not to have Awards under the Plan comply with Rule 16b-3).

         3.3 Meetings and Actions of Committee. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until the director ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required, and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan, the Certificate of Incorporation, the by-laws of the Corporation, and Rule 16b-3 so long as it is applicable, as the Committee may deem advisable.

         3.4 Committee's Powers. Subject to the express provisions of the Plan and Rule 16b-3 so long as it is applicable, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the number of shares of Stock that shall be the subject of each Award; (d) to determine the terms and provisions of each Award Agreement (which need not be identical) and any amendments thereto, including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment on the Award, and
(iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) to accelerate, pursuant to
Section 6, the time of exercisability of any Option that has been granted; (f) to construe the respective Award Agreements and the Plan; (g) to make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) to amend any Award Agreement or waive any provision, condition or limitation thereof; (i) to delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee of Disinterested Persons may not delegate its duties with respect to making Awards to Eligible Individuals who are subject to Section 16(b) of the Exchange Act (unless the Board of Directors expressly determines not to have Awards under the Plan comply with Rule 16b-3); and (j) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 so long as it is applicable, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Paragraph 3.4 shall be final and conclusive.

SECTION 4.  ELIGIBILITY AND PARTICIPATION

         4.1 Eligible Individuals. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof.

         4.2 Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Committee may from time to time specify. The Committee shall also determine the number (or the manner of determining the number) of shares or cash amounts subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations.

         4.3 Date of Grant. The date on which the Award covered by an Award Agreement is granted (the "Date of Grant") shall be the date specified by the Committee as the effective date or date of grant of an Award or, if the Committee does not so specify, shall be the date the Committee adopts the resolution approving the offer of an Award to an individual, including the specification of the number (or method of determining the number) of shares of Stock and the amount (or method of determining the amount) of cash to be subject to the Award, even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution or delivery of the Award Agreement by the Corporation and the Holder. The Committee may invalidate an Award at any time before the Award Agreement is signed by the Holder (if signature is required) or is delivered to the Holder (if signature is not required), and such Award shall be treated as never having been granted.

         4.4 Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Corporation and the Eligible Individual to whom the Award is granted and incorporating those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. If an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

         4.5 Limitation for Incentive Options. Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless the person is an Employee of the Corporation or a corporate Subsidiary (but not a partnership or other non-corporate Subsidiary), and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 425 of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Corporation or a Subsidiary. Nevertheless, this subparagraph 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred and ten percent of Fair Market Value and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

         4.6 No Right to Award. The adoption of the Plan shall not be deemed to give any person a right to be granted an Award except pursuant to
Section 5.

         4.7 Limitation on Individual Awards. No Eligible Individual shall, in one calendar year, receive Awards to which more than 200,000 shares of Stock are subject.

         4.8 Family Trusts of Eligible Persons. Notwithstanding any other limitation on the transferability of Awards, the Committee may (in its sole discretion) permit a Holder to transfer an Award, or may cause the Corporation to grant an Award that otherwise would be granted to an Eligible Individual, to a trust established for the benefit of one or more of the children, grandchildren or spouse of the Holder or Eligible Individual or pursuant to a qualified domestic relations order. Any Holder or Eligible Individual desiring such transfers or issuances shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance will all applicable securities laws. The Committee shall not give permission for such an issuance or transfer if it would give rise to short-swing liability under Section 16(b) of the Exchange Act or if it may not be made in compliance with all applicable federal, state and foreign securities laws. The granting of permission for such an issuance or transfer shall not obligate the Corporation to register the shares of Stock to be issued under the applicable Award.

SECTION 5.  AWARDS TO NON-EMPLOYEE DIRECTORS

         5.1 Ineligibility for Other Awards. Non-employee Directors shall not be eligible to receive any Awards under the Plan other than the automatic and retainer Awards specified in this Section 5.

         5.2 Automatic Grant of Awards. Awards of Nonstatutory Options shall be made automatically to Non-employee Directors as follows:

                  (a) Beginning in 1994, each Non-employee Director who is a director of the Corporation as of both the day immediately preceding the annual meeting of the Corporation's stockholders and the day immediately following the annual meeting shall automatically be granted a Nonstatutory Option for the purchase of 6,000 shares of Stock effective on the date of the first meeting of the Board of Directors following the annual meeting, whether or not that director is in attendance at that meeting.

                  (b) Each non-Employee individual who becomes a Non-employee Director on or following the Effective Date shall, on the day after the first meeting of the Board of Directors that the Non-employee Director attends in person or by telephone as a Non-employee Director, automatically be granted a Nonstatutory Option for the purchase of 15,000 shares of Stock.

         5.3      Available Stock.  The automatic Awards specified in Paragraph
5.2 shall be made in the amounts specified in Paragraph 5.2 only if the number of shares of Stock available to be issued, transferred or exercised pursuant to Awards under the Plan (as calculated in Section 2) is sufficient to make all automatic grants required to be made by Paragraph 5.2 on the Date of Grant of those automatic Awards. If a lesser number of shares of Stock are available to be issued or transferred pursuant to Awards under the Plan on the Date of Grant of the automatic Awards described Paragraph 5.2, but their number is insufficient to permit the grant of the entire number of shares specified in the automatic Awards, then the number of available shares shall be apportioned equally among the automatic Awards made on that date, and the number of shares apportioned to each automatic Award shall be the amount of shares automatically subject to that automatic Award.

         5.4 Terms and Conditions of Automatic Award. Award Agreements for Nonstatutory Option Awards to Non-employee Directors shall be in the form attached as Annex A and, except as expressly provided in those Award Agreements, the automatic Awards to Non-employee Directors shall not be subject to the provisions of Section 10 or 11. In addition, the following terms and conditions shall apply to automatic Awards pursuant to Paragraph 5.2:

                  (a) With respect to Nonstatutory Option Awards granted pursuant to Paragraph 5.2(a): (i) the exercise price for each share of Stock subject to the Option shall be the Fair Market Value of a share of Stock on the Date of Grant of such Option; (ii) the Option shall become vested and exercisable with respect to 1,200 shares of Stock (or, if less, one- fifth of the number determined pursuant to Paragraph 5.3) on each of the first five anniversaries of that Date of Grant so long as the Non-employee Director remains a director of the Corporation after the Date of Grant through those dates; and (iii) the Option shall terminate on the earliest of (A) 11:59 p.m., central time, on the date ten years from the Date of Grant, (B) immediately when the Holder ceases to be a director, if the Board demands or requests the Holder's resignation from the Board, (C) 11:59 p.m., central time, on the date 90 days after the Holder ceases to be a director for any reason other than the reasons specified in the preceding clause (B) or the following clause (D), or (D) 11:59 p.m., central time, on the date one year after the Holder ceases to be a director because of death or permanent disability.

                  (b) With respect to Nonstatutory Option Awards granted pursuant to Paragraph 5.2(b): (i) the exercise price for each share of Stock subject to the Option shall be the Fair Market value of a share of Stock on the Date of Grant of such Option; (ii) the Option shall become vested and exercisable with respect to 3,000 shares of Stock (or, if less, one- fifth of the number determined pursuant to Paragraph 5.3) on each of the first five anniversaries of that Date of Grant so long as the Non-employee Director remains a director of the Corporation after the Date of Grant through those dates; and (iii) the Option shall terminate on the earliest of (A) 11:59 p.m., central time, on the date ten years from the Date of Grant, (B) immediately when the Holder ceases to be a director, if the Board demands or requests the Holder's resignation from the Board, (C) 11:59 p.m., central time, on the date 90 days after the Holder ceases to be a director for any reason other than the reasons specified in the preceding clause (B) or the following clause (D), or (D) 11:59 p.m., central time, on the date one year after the Holder ceases to be a director because of death or permanent disability.

         5.5 Non-Employee Director Retainer Awards. A Non-employee Director may elect to receive Nonstatutory Options in lieu of all or a portion of the director's annual cash retainer fee for services as a Non-employee Director of the Corporation.

                  (a) Method of Election. Except as otherwise specified by the Committee, the election shall be made in accordance with the following provisions. The election may be made only by written notice delivered to the Committee at least six months and one day before the date the cash payment would otherwise be made, but in no event later than the day before the annual meeting of stockholders of the Corporation. The election shall be irrevocable except for payments otherwise payable at least six months and one day after the date of a written notice of revocation.

                  (b) Terms of Nonstatutory Options. Award Agreements for Nonstatutory Option Awards to Non-employee Directors shall be in the form attached as Annex B and, except as expressly provided in those Award Agreements, the automatic Awards to Non-employee Directors shall not be subject to the provisions of Section 10 or 11. In addition, the following terms and conditions shall apply to Awards pursuant to this Paragraph 5.5. The Date of Grant of a Nonstatutory Option granted pursuant to this Paragraph 5.5 shall be the date on which the portion of the annual cash retainer fee that the Non-employee Director has elected not to receive would otherwise have been paid. The number of shares subject to that Nonstatutory Option shall be determined by dividing the foregone amount of the annual cash retainer fee otherwise due and payable on the Date of Grant by the value of an option for one share of Common Stock on the Date of Grant having the terms set forth herein, which value shall be calculated pursuant to the Black-Scholes Model based on the applicable assumptions used in calculating option values in the most recent annual meeting proxy statement of the Corporation. The exercise price with respect to a share of Stock subject to that Nonstatutory Option shall be the Fair Market Value of a share of Stock on the Nonstatutory Option's Date of Grant. The right to exercise the Nonstatutory Option shall vest with respect to 20 percent of the shares subject to the Nonstatutory Option on each of the first five anniversaries of the Date of Grant, and any unexercised portion of the Nonstatutory Option shall terminate at 11:59 p.m., central time, on the tenth anniversary of the Date of Grant.

         5.6 Tax Withholding. The Corporation shall have the right to require a Non-employee Director to pay to the Corporation the amount necessary to satisfy the Corporation's current or future obligation to withhold federal, state or local income or other taxes that the Non-employee Director incurs by granting, vesting or exercising of an Option. Tax withholding obligations in respect of Options to Non-employee Directors may not be satisfied by the Corporation's withholding of Stock subject to the Option or by the Non-employee Director's transfer of Stock to the Corporation.

SECTION 6.  TERMS AND CONDITIONS OF OPTIONS

         All Options granted under the Plan (other than Options granted to Non-employee directors pursuant to Section 5) shall comply with, and the related Option Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 6 (to the extent each term or condition applies to the form of Option) and also to the terms and conditions set forth in Section 11; provided, however, that the Committee may authorize an Option Agreement that expressly contains terms and provisions that differ from any of the terms and provisions of Section 11. The Committee may also authorize an Option Agreement that contains any or all of the terms and provisions of Section 10 or similar terms and provisions; nevertheless, no term or provision of Section 10 (or any similar term or provision) shall apply to an Option Agreement unless the Option Agreement expressly states that such term or provision applies.

         6.1 Number of Shares. Each Option Agreement shall state the total number of shares of Stock to which it relates.

         6.2 Vesting. Each Option Agreement shall state the time, periods or other conditions on which the right to exercise the Option or a portion thereof shall vest and the number (or method of determining the number) of shares of Stock for which the right to exercise the Option shall vest at each such time, period or satisfaction of a condition.

         6.3 Expiration of Options. Nonstatutory Options and Incentive Options may be exercised during the term determined by the Committee and set forth in the Option Agreement; provided that no Option shall be exercised after the expiration of a period of ten years commencing on the Date of Grant of the Incentive Option.

         6.4 Exercise Price. Each Option Agreement shall state the exercise price per share of Stock (the "Exercise Price"). The exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option. The exercise price per share of Stock subject to a Nonstatutory Option shall not be less than the greater of (a) the par value per share of the Stock or (b) fifty percent of the Fair Market Value per share of the Stock on the Date of Grant of the Option.

         6.5 Method of Exercise. The Option shall be exercisable only by written or recorded electronic notice of exercise in the manner specified by the Committee from time to time (the "Exercise Notice") delivered to the Corporation or its designated agent during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed or otherwise given by the Holder of the Option or by the person authorized to exercise the Option pursuant to Paragraph
11.4 if the Holder is dead or pursuant to Paragraph 11.6 if the Holder is disabled, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is exercised, unless provision for the payment of such Exercise Price has been made pursuant to Paragraph 6.7 (if payment is to made with Stock) or Paragraph 6.8, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Option Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Paragraph 6.5 have been satisfied.

         6.6 Incentive Option Exercises and Disqualifying Dispositions. During the Holder's lifetime, only the Holder may exercise an Incentive Option. The Holder of an Incentive Option shall immediately notify the Corporation in writing of any disposition of the Stock acquired pursuant to the Incentive Option that would disqualify the Incentive Option from the incentive option tax treatment afforded by Section 422 of the Code. The notice shall state the number of shares disposed of, the dates of acquisition and disposition of the shares, and the consideration received upon that disposition.

         6.7 Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means (such as that specified in Paragraph 6.8) acceptable to the Committee, (b) on the Committee's prior consent, with shares of Stock owned by the Holder (including shares to be received upon that exercise of the Option or restricted shares already held by the Holder) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee elects to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date of the delivery of the Exercise Notice. If the Committee elects to accept shares of restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

         6.8 Payment with Sale Proceeds. In addition, at the request of the Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Corporation the Exercise Price of the Option being exercised (either as a loan to the Holder or from the proceeds of the sale of Stock issued pursuant to that exercise of the Option), and the Corporation shall promptly cause the exercised shares to be delivered to the brokerage firm. Such transactions shall be effected in accordance with the procedures that the Committee may establish from time to time.

         6.9 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Option, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by exercising an Option. Upon the exercise of an Option requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value at date of withholding) to satisfy the Corporation's tax withholding obligations, based on the shares' Fair Market Value as of the date of exercise; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny any Holder's request to satisfy withholding obligations through Stock instead of cash or may impose any conditions it deems appropriate on such action, including the escrow of shares of Stock. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

         6.10 Reload Provisions. Options may contain a provision pursuant to which a Holder who pays all or a portion of the Exercise Price of an Option or the tax required to be withheld pursuant to the exercise of an Option by surrendering shares of Stock shall automatically be granted an Option for the purchase of the number of shares of Stock equal to the number of shares surrendered (a "Reload Option"). The Date of Grant of the Reload Option shall be the date on which the Holder surrenders the shares of Stock in respect of which the Reload Option is granted. The Reload Option shall have an Exercise Price equal to the Fair Market Value of a share of Stock on the Date of Grant of the Reload Option and shall have a term that is no longer than the original term of the underlying Option.

         6.11 Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option. Except as is otherwise provided in subparagraph 10.1(b), with respect to any Incentive Option granted under this Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Corporation or a Subsidiary) subject to any other incentive stock option (within the meaning of Section 422 of the Code) of the Corporation or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under
Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Option is granted. For purposes of this Paragraph 6.11 "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Corporation, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Corporation or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

         6.12 No Fractional Shares. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Corporation shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

         6.13 Modification, Extension and Renewal of Options. Subject to the terms and conditions of and within the limitations of the Plan, Rule 16b-3 if it is applicable, and any consent required by the last two sentences of this Paragraph 6.13, the Committee may (a) modify, extend or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher or lower Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, materially alter or impair any rights of the Holder or materially increase the obligations of a Holder under any Option theretofore granted hereunder to such Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause
(c) of this Paragraph 6.13.

         6.14 Other Agreement Provisions. The Option Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Option Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Option Agreement shall cover both an Incentive Option and a Nonstatutory Option. Each Award Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Award Agreement relates to constitute an incentive stock option, as defined in
Section 422 of the Code.

SECTION 7.  STOCK APPRECIATION RIGHTS

         All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 7 (to the extent each term or condition applies to the form of Stock Appreciation Right) and also the terms and conditions set forth in Section 11; provided, however, that the Committee may authorize an Award Agreement related to a Stock Appreciation Right that expressly contains terms and provisions that differ from the terms and provisions set forth in Section 11. The Committee may also authorize an Award Agreement related to a Stock Appreciation Right that contains any or all of the terms and provisions of Section 10 or similar terms and provisions; nevertheless, no term or provision of Section 10 (or any similar term or provision) shall apply to an Award Agreement related to a Stock Appreciation Right unless the Award Agreement expressly states that such term or provision applies.

         7.1 Form of Right. A Stock Appreciation Right may be granted to an Eligible Individual (a) in connection with an Option, either at the time of grant or at any time during the term of the Option, or (b) without relation to an Option.

         7.2 Rights Related to Options. A Stock Appreciation Right granted pursuant to an Option shall entitle the Holder, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to subparagraph 7.2(b). That Option shall then cease to be exercisable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award Agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

                  (a) Exercise and Transfer. Subject to Paragraph 11.12, a Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercised and shall not be transferable except to the extent that the related Option is transferable. To the extent that an Option has been exercised the Stock Appreciation Rights granted in connection with such Option shall terminate.

                  (b) Value of Right. Upon the exercise of a Stock Appreciation Right related to an Option, the Holder shall be entitled to receive payment from the Corporation of an amount determined by multiplying:

                          (i) The difference obtained by subtracting the Exercise Price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by

                          (ii) The number of shares as to which that Stock Appreciation Right has been exercised.

         7.3 Right Without Option. A Stock Appreciation Right granted without relationship to an Option shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the Stock Appreciation Right, which Award Agreement shall comply with the following provisions:

                  (a) Number of Shares. Each Award Agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.

                  (b) Vesting. Each Award Agreement shall state the time or periods in which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time or period.

                  (c) Expiration of Rights. Each Award Agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised.

                  (d) Value of Right. A Stock Appreciation Right granted without relationship to an Option shall entitle the Holder, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying:

                          (i) The difference obtained by subtracting the SAR Exercise Price from the Fair Market Value of a share of Stock on the date of exercise of that Stock Appreciation Right, by

                          (ii) The number of rights as to which the Stock Appreciation Right has been exercised.

         7.4 Limitations on Rights. Notwithstanding subparagraph 7.2(b) and subparagraph 7.3(d), the Committee may limit the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the Date of Grant and be noted on the instrument evidencing the Holder's Stock Appreciation Right.

         7.5 Payment of Rights. Payment of the amount determined under subparagraph 7.2(b) or subparagraph 7.3(d) and Paragraph 7.4 may be made solely in whole shares of Stock valued at Fair Market Value on the date of exercise of the Stock Appreciation Right or, in the sole discretion of the Committee, solely in cash or a combination of cash and Stock. If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

         7.6 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of a Stock Appreciation Right, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by exercising a Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value at date of withholding) to satisfy the Corporation's tax withholding obligations, based on the shares' Fair Market Value as of the date of exercise; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligations through Stock instead of cash or may impose any conditions it deems appropriate on such action, including the escrow of shares of Stock. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

         7.7 Other Agreement Provisions. The Award Agreements authorized relating to Stock Appreciation Rights shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Stock Appreciation Right and the retention or transfer of shares thereby acquired) as the Committee may deem advisable.

SECTION 8.  STOCK AWARDS

         All Stock Awards granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 8 (to the extent each term or condition applies to the form of Stock Award) and also to the terms and conditions set forth in Section 11; provided, however, that the Committee may authorize an Award Agreement related to a Stock Award that expressly contains terms and provisions that differ from the terms and provisions set forth in
Section 11. The Committee may also authorize an Award Agreement related to a Stock Award that contains any or all of the terms and provisions of Section 10 or similar terms and provisions; nevertheless, no term or provision of Section 10 (or any similar term or provision) shall apply to an Award Agreement related to a Stock Award unless the Award Agreement expressly states that such term or provision applies.

         8.1 Restrictions. All shares of Restricted Stock Awards granted or sold pursuant to the Plan shall be subject to the following conditions:

                  (a) Transferability. The shares may not be sold, transferred or otherwise alienated or hypothecated until the restrictions are removed or expire.

                  (b) Conditions to Removal of Restrictions. Conditions to removal or expiration of the restrictions may include, but are not required to be limited to, continuing employment or service as a director, officer, consultant, or advisor or achievement of performance objectives described in the Award Agreement.

                  (c) Legend. Each certificate representing Restricted Stock Awards granted pursuant to the Plan shall bear a legend making appropriate reference to the restrictions imposed.

                  (d) Possession. At its sole discretion, the Committee may (i) authorize issuance of a certificate for shares in the Holder's name only upon lapse of the applicable restrictions, (ii) require the Corporation to retain physical custody of certificates representing Restricted Stock Awards during the restriction period and may require the Holder of the Award to execute stock powers in blank for those certificates and deliver those stock powers to the Corporation, or
         (iii) may require the Holder to enter into an escrow agreement providing that the certificates representing Restricted Stock Awards granted or sold pursuant to the Plan shall remain in the physical custody of an escrow holder until all restrictions are removed or expire. The Corporation may issue shares subject to stop-transfer restrictions or may issue such shares subject only to the restrictive legend described in subparagraph 8.1(c).

                  (e) Other Conditions. The Committee may impose other conditions on any shares granted or sold as Restricted Stock Awards pursuant to the Plan as it may deem advisable, including, without limitation, (i) restrictions under the Securities Act or Exchange Act,
         (ii) the requirements of any securities exchange upon which the shares or shares of the same class are then listed, and (iii) any state securities law applicable to the shares.

         8.2 Expiration of Restrictions. The restrictions imposed pursuant to Paragraph 8.1 on Restricted Stock Awards shall lapse as determined by the Committee and set forth in the applicable Award Agreement, and the Corporation shall promptly deliver to the Holder of the Restricted Stock Award a certificate representing the number of shares for which restrictions have lapsed, free of any restrictive legend relating to the lapsed restrictions. Each Restricted Stock Award may have a different restriction period, in the discretion of the Committee. The Committee may, in its discretion, prospectively reduce the restriction period applicable to a particular Restricted Stock Award. The foregoing notwithstanding, no restriction shall remain in effect for more than ten years after the date of the Awards.

         8.3 Rights as Stockholder. Subject to the provisions of Paragraphs 8.1 and 11.12, the Committee may, in its discretion, determine what rights, if any, the Holder shall have with respect to the Restricted Stock Awards granted or sold, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

         8.4 Bonus Stock. The Committee, in its sole discretion, may award an Eligible Individual shares of stock. Unless the Committee specifically provides otherwise, shares of Stock awarded pursuant to this Paragraph 8.4 shall not be subject to vesting or other restrictions hereunder.

         8.5 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation) the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by reason of the Stock Award. The Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value at date of withholding) to satisfy the Corporation's tax withholding obligations, based on the shares' Fair Market Value as of the date of exercise; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the

Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligations through Stock instead of cash or may impose any conditions it deems appropriate on such action, including the escrow of shares of Stock. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

         8.6 Other Agreement Provisions. The Award Agreements relating to Stock Awards shall contain such provisions in addition to those required by the Plan as the Committee may deem advisable.

SECTION 9.  PERFORMANCE UNITS

         All Performance Units granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 9 (to the extent each term or condition applies to the form of Performance Unit) and also to the terms and conditions set forth in Section 11; provided, however, that the Committee may authorize an Award Agreement related to a Performance Unit that expressly contains terms and provisions that differ from the terms and provisions set forth in Section 11. The Committee may also authorize an Award Agreement related to a Performance Unit that contains any or all of the terms and provisions of Section 10 or similar terms and provisions; nevertheless, no term or provision of Section 10 (or any similar term or provision) shall apply to an Award Agreement related to a Stock Award unless the Award Agreement expressly states that such term or provision applies.

         9.1 Multiple Grants. The Committee may make grants of Performance Units in such a manner that more than one Performance Period is in progress simultaneously. At or before the beginning of each Performance Period, the Committee will establish the contingent value of each Performance Unit for that Performance Period, which may vary depending on the degree to which performance objectives established by the Committee are met.

         9.2 Performance Standards. At or before the beginning of each Performance Period, the Committee will (i) establish the beginning and ending dates of the Performance Period, (ii) establish for that Performance Period such specific performance objectives as the Committee (in its sole discretion) believes are relevant to the Corporation's overall business objectives, (iii) determine the minimum and maximum value of a Performance Unit and the value of a Performance Unit based on the degree to which performance objectives are achieved, exceeded or not achieved, (iv) determine a minimum performance level below which Performance Units will be assigned a value of zero, and a maximum performance level above which the value of Performance Units will not increase, and (v) notify each Holder of a Performance Unit for that Performance Period in writing of the established performance objectives and minimum, target, and maximum Performance Unit value for that Performance Period.

         9.3 Modification of Standards. If the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable to Corporation objectives because of a change in the Corporation's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be material, the Committee may modify the performance measures and objectives as it considers appropriate and equitable.





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
         9.4 Payment. The basis for payment of Performance Units for a given Performance Period will be the achievement of those financial performance objectives determined by the Committee at the beginning of the Performance Period. If minimum performance is not achieved or exceeded for a Performance Period, no payment will be made and all contingent rights will cease. If minimum performance is achieved or exceeded, the value of a Performance Unit will be based on the degree to which actual performance exceeded the pre-established minimum performance standards. The amount of payment will be determined by multiplying the number of Performance Units granted at the beginning of the Performance Period by the final Performance Unit value. Payments will be made in cash or Stock as soon as administratively possible following the close of the applicable Performance Period.

         9.5 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the payment of cash or stock in connection with a Performance Unit, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs with respect to such payment.
Upon receiving notice that the Holder is required to satisfy tax withholding, a Holder may (a) if the payment is to be made in Stock, direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value at date of withholding) to satisfy the Corporation's tax withholding obligations, based on the shares' Fair Market Value as of the date of exercise or settlement; (c) if the payment is to be made in cash, direct the Corporation to withhold from such payment the amount of cash required to satisfy the Corporation's obligation to withhold taxes; or (d) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny any Holder's request to satisfy withholding obligations through Stock instead of cash or may impose any conditions it deems appropriate on such action, including the escrow of shares of Stock. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

         9.6 Other Agreement Provisions. The Award Agreements, if any, authorized relating to Performance Units shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the transfer of shares thereby acquired) as the Committee may deem advisable.

SECTION 10.  CHANGE-IN-CONTROL PROVISIONS

The Committee may authorize an Award that contains any or all of the terms and provisions of this Section 10 or similar terms and provisions; nevertheless, no term or provision of this Section 10 (or any similar term or provision) shall apply to an Award unless the related Award Agreement expressly states that such term or provision applies.

         10.1 Changes in Control. Upon the occurrence of a Change in Control, (a) each Holder of an Option shall immediately be granted corresponding Stock Appreciation Rights; (b) all outstanding Stock Appreciation Rights and Options shall immediately become fully vested and exercisable in full,





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
including that portion of any Stock Appreciation Award or Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which a Stock Appreciation Right or Option is exercisable upon the occurrence of a Change in Control is referred to herein as the "Total Shares"); (c) the restriction period of any Restricted Stock Award shall immediately be accelerated and the restrictions shall expire; and (d) the maximum value of any Performance Unit which has been outstanding for at least six months as of the effective date of the Change in Control will be deemed to be earned for all Performance Periods ending on or before such date, and a pro rata cash or Stock distribution shall be made promptly following such date. If a Change in Control involves a Restructure or occurs in connection with a series of related transactions involving a Restructure and if such Restructure is in the form of a Non-Surviving Event and as a part of such Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of an Award shall be entitled to purchase or receive (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase or receive), as appropriate for the form of Award, the number of shares of stock, other securities, cash or property to which that number of Total Shares would have been entitled in connection with such Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the completion of the Restructure). Nothing in this Paragraph 10.1 shall impose on a Holder the obligation to exercise any Award immediately before or upon the Change of Control, nor shall the Holder forfeit the right to exercise the Award during the remainder of the original term of the Award because of a Change in Control or because the Holder's employment is terminated for any reason following a Change in Control.

         10.2 Restructure and No Change in Control. In the event a Restructure should occur at any time while there is any outstanding Award hereunder and that Restructure does not occur in connection with a Change in Control or in connection with a series of related transactions involving a Change in Control, then:

                  (a) no Holder of an Option shall automatically be granted corresponding Stock Appreciation Rights;

                  (b) neither any outstanding Stock Appreciation Rights nor any outstanding Options shall immediately become fully vested and exercisable in full merely because of the occurrence of the Restructure;

                  (c) the restriction period of any Restricted Stock Award shall not immediately be accelerated and the restrictions expire merely because of the occurrence of the Restructure; and

                  (d) at the option of the Committee, the Corporation may (but shall not be required to) take any one or more of the following actions:

                          (i) grant each Holder of an Option corresponding Stock Appreciation Rights;

                          (ii) accelerate in whole or in part the time of the vesting and exercisability of any one or more of the outstanding Stock Appreciation Rights and Options so as to provide that those Stock Appreciation Rights and Options shall be exercisable before, upon, or after the completion of the Restructure;

                          (iii)    accelerate in whole or in part the
                  expiration of some or all of the restrictions on any Restricted Stock Award so that the Stock subject to that Awards shall be owned by the Holder without restriction or risk of forfeiture;

                          (iv) if the Restructure is in the form of a Non-Surviving Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Committee deems desirable; or

                          (v) redeem in whole or in part any one or more of the outstanding Awards (whether or not then exercisable) in consideration of a cash payment, as such payment may be reduced for tax withholding obligations as contemplated in the Section governing the particular form of Award, in an amount equal to:

                                   (A)     for Options and Stock Appreciation
                          Rights granted in connection with Options, the excess of (1) the Fair Market Value, determined as of a date immediately preceding the completion of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (2) the Exercise Price for that number of shares of Stock;

                                   (B)     for Stock Appreciation Rights not
                          granted in connection with an Option, the excess of
                          (1) the Fair Market Value, determined as of a date immediately preceding the completion of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (2) the SAR Exercise Price of the number of shares of Stock;

                                   (C)     for Restricted Stock Awards, the
                          Fair Market Value, determined as of a date immediately preceding the completion of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed; and

                                   (D)     for Performance Units, the amount
                          per Performance Unit as the Committee in its sole discretion may determine (which may be zero dollars).

The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Paragraph 10.2. In the event of any election or action taken by the Corporation pursuant to this Paragraph 10.2 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to the Holder thereof, that Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee. The failure of the Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner effect the validity or enforceability of any action taken by the Corporation and the Committee under this Paragraph 10.2, including, without limitation, any redemption of an Award as of the completion of a Restructure. Any cash payment to be made by the Corporation pursuant to this Paragraph 10.2 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the completion of the Restructure notwithstanding that the payment of the redemption price may occur subsequent to the completion. If all or any portion of an outstanding Award is to be exercised or accelerated to upon or after the completion of a Restructure that is in the form of a Non-Surviving Event and as a part of that Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to purchase or receive) the number of shares of stock, other securities, cash or property to which such number of shares of Stock would have been entitled in connection with the Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the completion of the Restructure).

         10.3 Notice of Change in Control or Restructure. The Corporation shall attempt to keep all Holders of Awards subject to Paragraph 10.1 or Paragraph 10.2 informed with respect to any Change in Control or Restructure or of any potential Change in Control or Restructure to the same extent that the Corporation's stockholders are informed by the Corporation of any such event or potential event.

SECTION 11.  ADDITIONAL PROVISIONS

The terms and provisions of this Section 11 shall apply to each Award (unless, by its terms, such term or provision is inapplicable or is altered); provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in this Section 11.

         11.1 Adjustment of Awards and Authorized Stock. The terms of an Award, the number of shares of Stock authorized pursuant to Paragraph 2.1 for issuance under the Plan, and the number of shares authorized pursuant to Paragraph 5.2 for issuance under Awards to Non-employee Directors, shall be subject to adjustment from time to time in accordance with the following provisions:

                  (a) If at any time or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Paragraph 2.1 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award (including the number of shares to be granted pursuant to Paragraph 5.2) shall be increased proportionately, and
         (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

                  (b) If at any time or from time to time, the Corporation shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for the Plan as provided in Paragraph 2.1 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted,
         (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award (including the number of shares to be granted pursuant to Paragraph 5.2) shall be decreased proportionately, and (iii) the price (including Exercise Price) for each share of Stock





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
         (or other kind of shares or unit of other securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

                  (c) Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Paragraph 11.1, the Committee shall promptly prepare and provide to each Holder a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash or property purchasable subject to each Award after giving effect to the adjustments.

                  (d) Adjustments under subparagraph 11.1(a) and (b) and Paragraph 11.23 shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

         11.2 Termination of Employment. Subject to the last sentence of Paragraph 10.1 (if applicable), if a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than Normal Retirement or that Holder's death or Disability (hereafter defined), then the following provisions shall apply to all Awards held by that Holder that were granted because that Holder was an Employee:

                  (a) If the termination is by the Holder's employer, then Performance Units held by that Holder that have not become payable at the time of termination shall be null and void and that portion, if any, of any and all other Awards held by that Holder that are not yet exercisable (or for which restrictions have not lapsed) and the portion of any Award that is exercisable but has not been exercised as of the time of the termination shall become null and void as of the time of the termination.

                  (b) If such termination is by the Holder, then Performance Units held by that Holder that have not become payable at the time of termination shall be null and void and that portion, if any, of any and all other Awards held by that Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the time of the termination shall become null and void as of the time of the termination. With respect to any Option or Stock Appreciation Right that survives the termination of employment, the Award shall terminate on the earlier of:

                          (i)      the termination of the term of the Award or

                          (ii) (A) one month after the date of termination of the Holder's employment in the case of a Nonstatutory Option or a Stock Appreciation Right that is granted in tandem with a Nonstatutory Option or was not granted in tandem with an Option; and (B) three months after the date of termination of the Holder's employment in the case of an Incentive Option or a Stock Appreciation Right granted in tandem with an Incentive Option.

         11.3 Other Loss of Eligibility. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than the Holder's death, then Performance Units held by that Holder that have not become payable at the time of termination shall be null and void and that portion, if any, of any and all Awards held by the Holder that were granted because of that capacity which are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all of the Awards held by the Holder that are exercisable as of the date of the termination shall survive the termination for one month.

         11.4 Death. Upon the death of a Holder, then any and all restrictions on Restricted Stock Awards held by the Holder shall lapse, and that portion, if any, of any and all Options and Stock Appreciation Rights held by that Holder that are not yet exercisable shall become null and void as of the time of death; provided, however, that the portion, if any, of Options or Stock Appreciation Rights held by the Holder that are exercisable as of the date of death shall be exercisable by that Holder's legal representatives, legatees or distributees for a period of the lesser of (a) the remainder of the term of the Award or (b) 12 months following the date of the Holder's death. Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void. With respect to any Performance Unit held by the Holder for which the Performance Period has not expired at the time of the Holder's death, if the performance objectives are achieved at the end of the Performance Period the Corporation shall pay to the estate of the Holder a pro rata portion of the Stock or cash payable upon achievement of the performance objectives based on the portion of time expired in the Performance Period before the Holder's death, the degree of completion of the performance objectives before the Holder's death, or any other basis that the Committee deems appropriate, in its sole discretion. Such payment will be made in the time and manner as would have occurred if the Holder had not died before expiration of the Performance Period. Except as expressly provided in this Section 11.4, all Awards held by a Holder shall be null and void upon and after the death of the Holder.

         11.5 Retirement. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder's Normal Retirement, then that portion, if any, of any and all Awards other than Performance Units held by that Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the time of termination shall become null and void as of the time of the termination. With respect to any Option or Stock Appreciation Right that survives the termination because of Normal Retirement, the Award shall terminate on the earlier of:

                  (a)     the termination of the term of the Award or

                  (b) (i) 36 months after the date of the Holder's termination for Normal Retirement in the case of a Nonstatutory Option or a Stock Appreciation Right that is granted in tandem with a Nonstatutory Option or was not granted in tandem with an Option; and
         (ii) three months after the date of termination of the Holder's employment for Normal Retirement in the case of an Incentive Option or a Stock Appreciation Right granted in tandem with an Incentive Option.

With respect to any Performance Unit held by the Holder for which the Performance Period has not expired at the time of the Holder's termination for Normal Retirement, if the performance objectives are achieved at the end of the Performance Period the Corporation shall pay to the Holder a pro rata portion of the Stock or cash payable upon achievement of the performance objectives based on the portion of time expired in the Performance Period before the Holder's termination, the degree of completion of the performance objectives before the Holder's termination, or any other basis that the Committee deems appropriate, in its sole discretion. Such payment will be made in the time and manner as would have occurred if the Holder had not terminated employment for Normal Retirement before expiration of the Performance Period.

         11.6 Disability. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder's Disability, then any and all restrictions on Restricted Stock Awards held by the Holder shall lapse and that portion, if any, of any and all Options and Stock Appreciation Rights held by that Holder that are not yet exercisable shall become null and void as of the time of termination for Disability. With respect to any portion of an Option or Stock Appreciation Right that survives the termination because of Disability, that portion of the Award shall be exercisable by the Holder, the Holder's guardian or legal representative and shall terminate on the earlier of:

                  (a)     the termination of the term of the Award or

                  (b) (i) 36 months after the date of the Holder's termination for Disability in the case of a Nonstatutory Option or a Stock Appreciation Right that is granted in tandem with a Nonstatutory Option or was not granted in tandem with an Option; and (ii) 12 months after the date of termination of the Holder's employment for Disability in the case of an Incentive Option or a Stock Appreciation Right granted in tandem with an Incentive Option.

With respect to any Performance Unit held by the Holder for which the Performance Period has not expired at the time of the Holder's termination for Disability, if the performance objectives are achieved at the end of the Performance Period the Corporation shall pay to the Holder a pro rata portion of the Stock or cash payable upon achievement of the performance objectives based on the portion of time expired in the Performance Period before the Holder's termination, the degree of completion of the performance objectives before the Holder's termination, or any other basis that the Committee deems appropriate, in its sole discretion. Such payment will be made in the time and manner as would have occurred if the Holder's employment had not been terminated for Disability before expiration of the Performance Period. "Disability" shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that Holder has no employment agreement or such term is not defined in the employment agreement, "Disability" shall mean a physical or mental impairment of sufficient severity that, in the opinion of the Corporation, the Holder is unable to continue performing the duties the Holder performed before such impairment and that impairment or condition is cited by the Corporation as the reason for termination of the Holder's employment.

         11.7 Leave of Absence. With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Corporation.

         11.8 Transferability of Awards. An Award requiring exercise shall be exercisable during a Holder's lifetime only by that Holder or by that Holder's guardian or legal representative. An Award shall not be transferrable other than by will or the laws of descent and distribution.

         11.9 Forfeiture and Restrictions on Transfer. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

         11.10 Delivery of Certificates of Stock. Subject to Paragraph 11.11, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which (a) an Option has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price and any tax withholding as may be requested; (b) a Stock Appreciation Right has been exercised and upon receipt by the Corporation of any tax withholding as may be requested; (c) restrictions have lapsed with respect to a Restricted Stock Award and upon receipt by the Corporation of any tax withholding as may be requested; and (d) performance objectives have been achieved during a Performance Period relating to a
Performance Unit for Stock.   The value of the shares of Stock, cash or notes
transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Agreement. If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the plan separate Stock certificates shall be issued with respect to each such Award and for Incentive Options and Nonstatutory Stock Options separately.

         11.11 Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, at the time of any grant or vesting of a Stock Award, or grant or settlement of a Performance Unit, the Corporation may, as a condition precedent to the exercise of that Option or Stock Appreciation Right, grant or vesting of the Stock Award, or grant or settlement of the Performance Unit, require from the Holder of the Award (or in the event of the Holder's death, the Holder's legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder's death, the Holder's legal representatives, heirs, legatees, or distributees), will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

         11.12 Certain Directors and Officers. All Awards Agreements for Holders who are directors or officers of the Corporation or any Subsidiary and who are subject to Section 16(b) of the Exchange Act shall be deemed to include such additional limitations, terms, and provisions as Rule 16b-3 then requires unless the Committee determines that any such Award should not comply with the requirements of Rule 16b-3. Unless the Committee determines that an Award to an Executive Officer is not intended to qualify for the exemption for performance-based compensation under section 162(m) or unless the requirements of section 162(m) change, (i) the maximum payment to the Executive Officer for Awards granted in one fiscal year shall be 300 percent of the Executive Officer's base salary on the first day of the fiscal year of the Corporation in which the Awards are granted, (ii) an Award that will be settled in Stock shall have a base value equal to the Fair Market Value of a share of Stock on the Date of Grant of the Award, (iii) the period over which the performance objectives of the Award must be satisfied shall not be shorter than six months, (iv) the performance objectives applicable to an Award for an Executive Officer shall be based on one or more of the Stockholder Approved Standards; and (v) the Award shall be subject to any additional requirement of section 162(m).

         11.13 Securities Act Legend. Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.

         11.14 Legend for Restrictions on Transfer. Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under this Plan or an Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Paragraph 11.14, such as:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED "DELL COMPUTER CORPORATION INCENTIVE PLAN" AS ADOPTED BY DELL COMPUTER CORPORATION (THE "CORPORATION") ON JUNE 22, 1994, AND AN AGREEMENT THEREUNDER BETWEEN THE CORPORATION AND (HOLDER) DATED ______________________, _____, AND MAY NOT BE TRANSFERRED, SOLD, OR
         OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

         11.15 Rights as a Stockholder. A Holder shall have no right as a stockholder with respect to any shares covered by the Holder's Award until a certificate representing those shares is issued in the Holder's name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by the Award Agreement, Section 10, Paragraph 11.1 or Paragraph 11.23. Nevertheless, dividends and dividend equivalent rights may be extended to and made part of any Award denominated in Stock or units of Stock, subject to such terms, conditions, and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

         11.16 Furnish Information. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

         11.17 Obligation to Exercise. The granting of an Award hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof.

         11.18 Adjustments to Awards. Subject to the general limitations set forth in Sections 6, 7, and 10 and Paragraphs 11.1 and 11.23, the Committee may make any adjustment in the exercise price of, the number of shares subject to or the terms of a Nonstatutory Option or Stock Appreciation Right by cancelling an outstanding Nonstatutory Option or Stock Appreciation Right and regranting a Nonstatutory Option or Stock Appreciation Right. Such adjustment shall be made by amending, substituting or regranting an outstanding Nonstatutory Option or Stock Appreciation Right. Such amendment, substitution or regrant may result in terms and conditions that differ from the terms and conditions of the original Nonstatutory Option or Stock Appreciation Right. Except as provided in this Plan or the applicable Award Agreement, the Committee may not, however, impair the rights of any Holder to previously granted Nonstatutory Options or Stock Appreciation Rights without that Holder's consent. If such action is effected by amendment, the effective date of such amendment shall be the date of the original grant.

         11.19 Remedies. The Corporation shall be entitled to recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

         11.20 Information Confidential. As partial consideration for the granting of each Award hereunder, the Holder shall agree with the Corporation that the Holder will keep confidential all information and knowledge that the Holder has relating to the manner and amount of the Holder's participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor militating against the advisability of granting any such future Award to that individual.

         11.21 Consideration. No Option or Stock Appreciation Right shall be exercisable, no restriction on any Restricted Stock Award shall lapse, and no Performance Unit shall be settled in Stock with respect to a Holder unless and until the Holder shall have paid cash or property to, or performed services for, the Corporation or any of its Subsidiaries that the Committee believes is equal to or greater in value that the par value of the Stock subject to such Award.

         11.22    Deferral of Payment.

                  (a) Deferral Opportunity. The Committee, in its sole discretion, may permit a Holder to defer receipt of all or part of a payment of a cash or Stock in connection with an Award. Such Deferral must satisfy all conditions prescribed by the Committee, including but not limited to the period during which the Holder must request such deferral.

                  (b) Measurement of Deferred Payments. Payments deferred shall be recorded in a bookkeeping account maintained by the Corporation. The value of such payments shall be adjusted to reflect the performance of any measurement standard (including the price of Stock) prescribed by the Committee or, in the discretion of the Committee, elected by the Participant.

                  (c) Payment of Deferred Payments. The value of payments deferred under this Paragraph 11.22 shall be paid to the Holder or the Holder's beneficiary in one or more payments made or commencing on the date specified by the Holder with the consent of the Committee; provided, however, that all such payments shall be subject to the following conditions:

                       (i) All payments unpaid at the time of a Holder's Death or Disability shall be paid in a single sum as soon as practicable after the Committee's receipt of notice of such death or Disability, subject to offset for any obligations of the Holder to the Corporation;

                      (ii) Payments must commence no later than 90 days after the termination of the Holders' services for the Corporation; and

                     (iii) Installment payments shall be made no less frequently than annually and over a period which does not exceed 10 years.

                  (d) Plan Remains Unfunded. Notwithstanding any deferral under this Paragraph 11.22, the Plan shall remain unfunded, as described in Paragraph 13.7.

         11.23 Restructure. Unless the provisions of Section 10 apply to the Award, if a Restructure should occur at the option of the Committee, the Corporation may (but shall not be required to) take any one or more of the following actions:

                  (a) grant each Holder of an Option corresponding Stock Appreciation Rights;

                  (b) accelerate in whole or in part the time of the vesting and exercisability of any one or more of the outstanding Stock Appreciation Rights and Options so as to provide that those Stock Appreciation Rights and Options shall be exercisable before, upon, or after the completion of the Restructure;

                  (c) accelerate in whole or in part the expiration of some or all of the restrictions on any Restricted Stock Award so that the Stock subject to that Awards shall be owned by the Holder without restriction or risk of forfeiture;

                  (d) if the Restructure is in the form of a Non-Surviving Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Committee deems desirable; or

                  (e) redeem in whole or in part any one or more of the outstanding Awards (whether or not then exercisable) in consideration of a cash payment, as such payment may be reduced for tax withholding obligations as contemplated in the Section governing the particular form of Award, in an amount equal to:

                          (i) for Options and Stock Appreciation Rights granted in connection with Options, the excess of (A) the Fair Market Value, determined as of a date immediately preceding the completion of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (B) the Exercise Price for that number of shares of Stock;

                          (ii) for Stock Appreciation Rights not granted in connection with an Option, the excess of (A) the Fair Market Value, determined as of a date immediately preceding the completion of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (B) the SAR Exercise Price of the number of shares of Stock;

                          (iii) for Restricted Stock Awards, the Fair Market Value, determined as of a date immediately preceding the completion of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed; and

                          (iv) for Performance Units, the amount per Performance Unit as the Committee in its sole discretion may determine (which may be zero dollars).

The Corporation shall promptly notify each affected Holder of any election or action taken by the Corporation under this Paragraph 11.23. In the event of any election or action taken by the Corporation pursuant to this Paragraph
11.23 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to the Holder thereof, that Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee. The failure of the Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner effect the validity or enforceability of any action taken by the Corporation and the Committee under this Paragraph 11.23, including, without limitation, any redemption of an Award as of the completion of a Restructure. Any cash payment to be made by the Corporation pursuant to this Paragraph 11.23 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the completion of the Restructure notwithstanding that the payment of the redemption price may occur subsequent to the completion. If all or any portion of an outstanding Award is to be exercised or accelerated to upon or after the completion of a Restructure that is in the form of a Non-Surviving Event and as a part of that Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to purchase or receive) the number of shares of stock, other securities, cash or property to which such number of shares of Stock would have been entitled in connection with the Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the completion of the Restructure).

SECTION 12.  DURATION AND AMENDMENT OF PLAN

         12.1 Duration. No Awards may be granted hereunder after the date that is ten years from the Effective Date.

         12.2 Amendment. The Board of Directors may, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions from that Section in the regulations thereunder, the Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the regulations promulgated under the Code or ERISA. The Board of Directors may also amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law. The Plan may not be amended without the consent of the holders of a majority of the shares of Stock then outstanding to (a) increase materially the aggregate number of shares of Stock that may be issued under the Plan (except for adjustments pursuant to Section 10 and Paragraphs 11.1 and 11.23 of the
Plan), (b) increase materially the benefits accruing to Eligible Individuals under the Plan, or (c) modify materially the requirements about eligibility for participation in the Plan; provided, however, that such amendments may be made without the consent of stockholders of the Corporation if changes occur in law or other legal requirements (including Rule 16b-3) that would permit otherwise. The provisions in Section 5 shall not be amended more than once every six months other than to comport with changes in the Code, ERISA or the rules under the Code or ERISA.

SECTION 13.  GENERAL

         13.1 Application of Funds. The proceeds received by the Corporation from the sale of shares pursuant to Awards shall be used for general corporate purposes.

         13.2 Right of the Corporation and Subsidiaries to Terminate Employment. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary, or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the Holder's employment any time.

         13.3 No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Award granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

         13.4 Other Benefits. Participation in the Plan shall not preclude the Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing retirement, bonus, or other extra compensation plans that the Corporation or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Employees. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         13.5 Exclusion From Pension and Profit-Sharing Compensation. By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Corporation or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any Subsidiary.

         13.6 Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock to the Holder, or to the Holder's legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

         13.7 Unfunded Plan. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock or rights thereto to be granted under the Plan. Any liability of the Corporation to any Holder with respect to a grant of cash, Stock or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

         13.8 No Guarantee of Interests. Neither the Committee nor the Corporation guarantees the Stock of the Corporation from loss or depreciation.

         13.9 Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the

Corporation or its Subsidiaries; provided, however, the Corporation or a Subsidiary may recover any and all damages, fees, expenses, and costs arising out of any actions taken by the Corporation to enforce its rights under this Plan.

         13.10 Corporation Records. Records of the Corporation or its Subsidiaries regarding the Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

         13.11 Information. The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

         13.12 No Liability of Corporation. The Corporation assumes no obligation or responsibility to the Holder or the Holder's legal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Committee.

         13.13 Corporation Action. Any action required of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

         13.14 Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange Act) or Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board of Directors or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or Section 422 of the Code. With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

         13.15 Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the of the date on which it is personally delivered or, if earlier (only for notices to Holders), on the third Business Day after it is deposited in the United States mail, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith, whether such notice is actually received or not. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or the Holder had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and the Holder's address for receiving notices the address set forth in the Agreement pertaining to the shares to which such notice relates.

         13.16 Waiver of Notice. Any person entitled to notice hereunder may waive such notice.

         13.17 Successors. The Plan shall be binding upon the Holder, the Holder's legal representatives, heirs, legatees, and distributees, upon the Corporation, its successors, and assigns, and upon the Committee, and its successors.

         13.18 Headings. The titles and headings of Sections and Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

         13.19 Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Delaware except to the extent Delaware law is preempted by federal law. Questions arising with respect to the provisions of an Agreement that are matters of contract law shall be governed by the laws of the state specified in the Agreement, except to the extent Delaware corporate law conflicts with the contract law of such state, in which event Delaware corporate law shall govern. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

         13.20 Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

         IN WITNESS WHEREOF, Dell Computer Corporation, acting by and through its officer hereunto duly authorized, has executed this instrument and certifies that its Effective Date is the 22nd day of June, 1994.


                              DELL COMPUTER CORPORATION



                              By:  /s/ Michael S. Dell
                                Name:  Michael S. Dell
                                Title: Chief Executive Officer

                                    ANNEX A

                           DELL COMPUTER CORPORATION
                                 INCENTIVE PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT
              (ANNUAL) (INITIAL) AWARD FOR NON-EMPLOYEE DIRECTORS


To:  __________________________           Date of Grant:  _____________________

Number of Shares:                         Exercise Price Per Share:  __________

DELL COMPUTER CORPORATION, a Delaware corporation (the "Corporation"), is pleased to grant you a Nonstatutory Option (the "Option") to purchase shares of the Corporation's common stock, par value $.01 per share. The number of shares subject to this Option and the exercise price per share are stated above. This Option is granted under Paragraph 5.2 of the Dell Computer Corporation Incentive Plan dated June 22, 1994 (the "Plan") and is governed by the terms of the Plan. All terms having their initial letters capitalized have the meaning given them in the Plan unless otherwise defined in this Agreement or unless the context requires otherwise.

THIS OPTION IS NOT BINDING ON THE CORPORATION UNTIL YOU COMPLETE YOUR ADDRESS FOR NOTICE IN PARAGRAPH 7, SIGN THIS DOCUMENT, AND RETURN IT TO THE CORPORATION'S HUMAN RESOURCES DEPARTMENT.

         1. Vesting and Exercisability. This Option will vest and will be exercisable at the times and with respect to the number of shares of Stock indicated as follows:

    Option Exercisable On and After:                Number of shares of Stock as to
    -------------------------------                 which the Option may be exercised
                                                    ---------------------------------
         ____________, ____                         _____ shares of Stock

         ____________, ____                         _____ additional shares of Stock

         ____________, ____                         _____ additional shares of Stock

         ____________, ____                         _____ additional shares of Stock

         ____________, ____                         _____ additional shares of Stock

In accordance with the preceding schedule, the Option may be exercised, from time to time, in whole or in part.

         2. Method of Exercise. The Option shall be exercisable only by written or recorded electronic notice of exercise delivered to the Corporation's Human Resources Department or designee, in accordance with instructions generally applicable to all optionholders, during the term of the Option. The notice must (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed or otherwise given by you (or by your legal representative, legatee, or distributee in the case of your death or by your guardian or legal representative in case of your disability),
(c) be accompanied by the Exercise Price for all shares of Stock for which the Option is exercised (unless you have provided for the payment of such Exercise Price pursuant to Paragraph 6.8 of the Plan (regarding cashless exercises)), and (d) be accompanied by the amount that the Corporation is required to withhold for federal income or other tax purposes (unless you have provided for the payment of such taxes to the Corporation pursuant to Paragraph 6.8 of the Plan (regarding cashless exercises)). The Option shall not be deemed to have been exercised unless all of these requirements are satisfied.

         3. Duration. The Option will terminate on the earliest of (a) 11:59 p.m., central time, on the date ten years from the Date of Grant; (b) immediately when you cease to be a director of the Corporation, if the Board of Directors of the Corporation demands or requests your resignation from the Board of Directors; (c) 11:59 p.m., central time, on the date 90 days after you cease to be a director of the Corporation for any reason other than the reasons specified in the preceding clause (b) or the following clause (d); or (d) 11:59 p.m., central time, on the date one year after you cease to be a director because of your death or Disability. In this Option, "Disability" means a physical or mental impairment of sufficient severity such that, in the opinion of a physician selected by the Corporation (which may be your physician or any other physician), you are unable to continue to serve as a director of the Corporation and that in fact results in the cessation of your service.

         4. Transferability. This Option is not transferrable other than by will or the laws of descent and distribution.

         5. Rights as a Stockholder. You will have no right as a stockholder with respect to any shares subject to this Option until a certificate representing those shares is issued in your name. No adjustment will be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Paragraph 11.1 or Paragraph 11.23 of the Plan.

         6. Incorporation of Plan. The following terms and provisions of the Plan are hereby expressly incorporated herein and made a part of this Agreement and shall be applicable for all purposes under this Agreement with any necessary changes in points of detail.

                  a. The terms and provisions contained in Paragraph 11.1 of the Plan (concerning adjustment of the Exercise Price and the number of shares of Stock subject to the Option upon certain events).

                  b. The terms and provisions contained in Paragraph 11.10 of the Plan (concerning delivery of certificates of Stock to you upon exercise of the Option).

                  c. The terms and provisions contained in Paragraph 11.11 of the Plan (concerning conditions to the delivery of the certificates of Stock upon compliance with applicable securities laws).

                  d. The terms and provisions contained in Paragraph 11.12 of the Plan (concerning terms of the Option by persons subject to Section 16(b) of the Exchange Act).

                  e. The terms and provisions contained in Paragraph 11.16 of the Plan (concerning certain information to be furnished by you to the Corporation).

                  f. The terms and provisions contained in Paragraph 11.17 of the Plan (concerning that you are under no obligation to exercise the Option).

                  g. The terms and provisions contained in Paragraph 11.19 of the Plan (concerning remedies available to the Corporation in connection with the enforcement of the terms and provisions of this Agreement).

                  h. The terms and provisions contained in the last sentence of Paragraph 11.23 of the Plan (concerning a Restructure of the Corporation).

                  i. The terms and provisions contained in Section 12 of the Plan (concerning duration and amendment of the Plan and the Agreement).

                  j. The terms and provisions contained in Section 13 of the Plan (concerning general matters relating to the Plan).

         7. Notice. For purposes of notice hereunder, which shall be given in accordance with Paragraph 13.15 of the Plan, the Corporation, the Committee, and you agree that any notices shall be given to the Corporation or you at the following addresses:

Corporation or            Dell Computer Corporation
Committee:


                          Att'n:  Human Resources Department
                                    Option Notice


You:




The Corporation or you may change the address previously specified for receiving notices at any time and from time to time by written notice to the other in accordance with Paragraph 13.15 of the Plan.


DELL COMPUTER CORPORATION                  DIRECTOR



By:_________________________________       _________________________________
Name:

                                    ANNEX B

                           DELL COMPUTER CORPORATION
                                 INCENTIVE PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT
                   RETAINER AWARD FOR NON-EMPLOYEE DIRECTORS


To:  ____________________                   Date of Grant:  ___________________

Number of Shares:  ______________           Exercise Price Per Share:  ________

DELL COMPUTER CORPORATION, a Delaware corporation (the "Corporation"), is pleased to grant you a Nonstatutory Option (the "Option") to purchase shares of the Corporation's common stock, par value $.01 per share. The number of shares subject to this Option and the exercise price per share are stated above. This Option is granted under Paragraph 5.5 of the Dell Computer Corporation Incentive Plan dated June 22, 1994 (the "Plan") and is governed by the terms of the Plan. All terms having their initial letters capitalized have the meaning given them in the Plan unless otherwise defined in this Agreement or unless the context requires otherwise.

THIS OPTION IS NOT BINDING ON THE CORPORATION UNTIL YOU COMPLETE YOUR ADDRESS FOR NOTICE IN PARAGRAPH 7, SIGN THIS DOCUMENT, AND RETURN IT TO THE CORPORATION'S HUMAN RESOURCES DEPARTMENT.

         1. Vesting and Exercisability. This Option will vest and will be exercisable at the times and with respect to the number of shares of Stock indicated as follows:

    Option Exercisable On and After:                Number of shares of Stock as to
    -------------------------------                 which the Option may be exercised
                                                    ---------------------------------
         ____________, ____                         _____ shares of Stock

         ____________, ____                         _____ additional shares of Stock

         ____________, ____                         _____ additional shares of Stock

         ____________, ____                         _____ additional shares of Stock

         ____________, ____                         _____ additional shares of Stock

In accordance with the preceding schedule, the Option may be exercised, from time to time, in whole or in part.

         2. Method of Exercise. The Option shall be exercisable only by written or recorded electronic notice of exercise delivered to the Corporation's Human Resources Department or designee, in accordance with instructions generally applicable to all optionholders, during the term of the Option. The notice must (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed or otherwise given by you (or by your legal representative, legatee, or distributee in the case of your death or by your guardian or legal representative in case of your disability),
(c) be accompanied by the Exercise Price for all shares of Stock for which the Option is exercised (unless you have provided for the payment of such Exercise Price pursuant to Paragraph 6.8 of the Plan (regarding cashless exercises)), and (d) be accompanied by the amount that the Corporation is required to withhold for federal income or other tax purposes (unless you have provided for the payment of such taxes to the Corporation pursuant to Paragraph 6.8 of the Plan (regarding cashless exercises)). The Option shall not be deemed to have been exercised unless all of these requirements are satisfied.

         3. Duration. The Option will terminate on 11:59 p.m., central time, on the date ten years from the Date of Grant.

         4. Transferability. This Option is not transferrable other than by will or the laws of descent and distribution.

         5. Rights as a Stockholder. You will have no right as a stockholder with respect to any shares subject to this Option until a certificate representing those shares is issued in your name. No adjustment will be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Paragraph 11.1 or Paragraph 11.23 of the Plan.

         6. Incorporation of Plan. The following terms and provisions of the Plan are hereby expressly incorporated herein and made a part of this Agreement and shall be applicable for all purposes under this Agreement with any necessary changes in points of detail.

                  a. The terms and provisions contained in Paragraph 11.1 of the Plan (concerning adjustment of the Exercise Price and the number of shares of Stock subject to the Option upon certain events).

                  b. The terms and provisions contained in Paragraph 11.10 of the Plan (concerning delivery of certificates of Stock to you upon exercise of the Option).

                  c. The terms and provisions contained in Paragraph 11.11 of the Plan (concerning conditions to the delivery of the certificates of Stock upon compliance with applicable securities laws).

                  d. The terms and provisions contained in Paragraph 11.12 of the Plan (concerning terms of the Option by persons subject to Section 16(b) of the Exchange Act).

                  e. The terms and provisions contained in Paragraph 11.16 of the Plan (concerning certain information to be furnished by you to the Corporation).

                  f. The terms and provisions contained in Paragraph 11.17 of the Plan (concerning that you are under no obligation to exercise the Option).

                  g. The terms and provisions contained in Paragraph 11.19 of the Plan (concerning remedies available to the Corporation in connection with the enforcement of the terms and provisions of this Agreement).

                  h. The terms and provisions contained in the last sentence of Paragraph 11.23 of the Plan (concerning a Restructure of the Corporation).

                  i. The terms and provisions contained in Section 12 of the Plan (concerning duration and amendment of the Plan and the Agreement).

                  j. The terms and provisions contained in Section 13 of the Plan (concerning general matters relating to the Plan).

         7. Notice. For purposes of notice hereunder, which shall be given in accordance with Paragraph 13.15 of the Plan, the Corporation, the Committee, and you agree that any notices shall be given to the Corporation or you at the following addresses:

Corporation or            Dell Computer Corporation
Committee:


                          Att'n:  Human Resources Department
                                    Option Notice


You:



The Corporation or you may change the address previously specified for receiving notices at any time and from time to time by written notice to the other in accordance with Paragraph 13.15 of the Plan.


DELL COMPUTER CORPORATION                  DIRECTOR



By:_________________________________       __________________________________
Name:

                                FIRST AMENDMENT

                                       TO

                           DELL COMPUTER CORPORATION

                                 INCENTIVE PLAN

         Dell Computer Corporation (the "COMPANY") hereby adopts an amendment to the Dell Computer Corporation Incentive Plan (the "INCENTIVE PLAN"), as specified below.

                                    RECITALS

         A. The Incentive Plan was submitted to, and approved by, the stockholders of the Company at the Company's annual meeting of stockholders held on June 22, 1994. Following such approval, the Incentive Plan was adopted by the Company effective June 22, 1994.

         B. The Company desires to adopt an amendment to the Incentive Plan, and such amendment, and the Incentive Plan as so amended, have been approved by the stockholders of the Company at the Company's annual meeting of stockholders held on July 21, 1995.

         Therefore, the Company hereby adopts the following amendment to the Incentive Plan:

         1. INCREASE IN NUMBER OF AUTHORIZED SHARES. Section 2.1 of the Incentive Plan is hereby amended by replacing the number "4,500,923" in such provision with the number "8,500,923.

         2.      INCREASE IN MINIMUM EXERCISE PRICE OF NONSTATUTORY OPTIONS AND
SARS.

                 (a) Section 1.43 of the Incentive Plan is hereby amended by replacing the words "fifty percent" in such provision with the words "seventy-five percent."

                 (b) Section 6.4 of the Incentive Plan is hereby amended by replacing the words "fifty percent" in the last sentence of such provision with the words "seventy-five percent."

         3. NO EFFECT ON OTHER PROVISIONS. Except as described in Paragraphs 1 and 2 above, the terms, conditions and provisions of the Incentive Plan shall remain in full force and effect and shall be unaffected by this amendment.

         4. EFFECTIVE DATE OF AMENDMENT. This amendment, and the changes to the provisions of the Incentive Plan effected hereby, shall be effective as of July 21, 1995.

         In witness whereof, the Company, acting by and through its duly authorized officer, has executed this instrument to be effective as of the date specified in Paragraph 4 above.

                                     DELL COMPUTER CORPORATION


                                     By: _____________________________________
                                         Name:  ______________________________
                                         Title: ______________________________